UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BlackRock Allocation Target Shares

BlackRock Bond Fund, Inc.

BlackRock FundsSM

BlackRock Funds IV

BlackRock Funds V

BlackRock Funds VI

BlackRock Long-Horizon Equity Fund

BlackRock Strategic Global Bond Fund, Inc.

Managed Account Series II

Master Bond LLC

Master Investment Portfolio II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLACKROCK ALLOCATION TARGET SHARES

BLACKROCK BOND FUND, INC.

BLACKROCK FUNDSSM

BLACKROCK FUNDS IV

BLACKROCK FUNDS V

BLACKROCK FUNDS VI

BLACKROCK LONG-HORIZON EQUITY FUND

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.

MANAGED ACCOUNT SERIES II

MASTER BOND LLC

MASTER INVESTMENT PORTFOLIO II

100 Bellevue Parkway

Wilmington, Delaware 19809

[    ], 2021

Dear Shareholder:

You are cordially invited to attend a joint special meeting of shareholders of the funds listed below (each, a “Fund” and collectively, the “Funds”) to be held on [day], [date], 2021 at [time] [a.m./p.m.] (Eastern time) (the “Meeting”). [The Meeting will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455.] [Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link.]

BATS: Series C Portfolio, a series of BlackRock Allocation Target Shares

BATS: Series M Portfolio, a series of BlackRock Allocation Target Shares

BATS: Series S Portfolio, a series of BlackRock Allocation Target Shares

BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc.

BlackRock Tactical Opportunities Fund, a series of BlackRock FundsSM

BlackRock Global Long/Short Credit Fund, a series of BlackRock Funds IV

BlackRock Core Bond Portfolio, a series of BlackRock Funds V

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, a series of BlackRock Funds V1

BlackRock GNMA Portfolio, a series of BlackRock Funds V

BlackRock Inflation Protected Bond Portfolio, a series of BlackRock Funds V

[1]

Effective on or about September 23, 2021, BlackRock Emerging Markets Flexible Dynamic Bond Portfolio will change its name to BlackRock Sustainable Emerging Markets Flexible Bond Fund and certain changes will be made to the Fund’s investment objective, investment strategies, investment process and portfolio management team and the benchmark indexes against which the Fund compares its performance. Such changes are not contingent on the proposals in the enclosed joint proxy statement.

BlackRock Low Duration Bond Portfolio, a series of BlackRock Funds V

BlackRock Strategic Income Opportunities Portfolio a series of BlackRock Funds V

BlackRock CoreAlpha Bond Fund, a series of BlackRock Funds VI2

BlackRock Long-Horizon Equity Fund

BlackRock Strategic Global Bond Fund, Inc.

BlackRock U.S. Mortgage Portfolio, a series of Managed Account Series II

Master Total Return Portfolio, a series of Master Bond LLC

CoreAlpha Bond Master Portfolio, a series of Master Investment Portfolio II2

You have received this letter because you were a shareholder of record of one or more of the Funds on [    ], 2021 (the “Record Date”). Each of BlackRock Total Return Fund (“Total Return Fund”), a series of BlackRock Bond Fund, Inc., and BlackRock CoreAlpha Bond Fund (“CoreAlpha Bond Fund”), a series of BlackRock Funds VI, is a “feeder” fund in a “master/feeder” structure and invests all of its assets in Master Total Return Portfolio (“Master Total Return”), a series of Master Bond LLC, and CoreAlpha Bond Master Portfolio (“CoreAlpha Bond Master”), a series of Master Investment Portfolio II, respectively. (For purposes of the enclosed joint proxy statement, interests in Master Total Return and CoreAlpha Bond Master may be referred to as “shares” and holders of interests in Master Total Return and CoreAlpha Bond Master may be referred to as “shareholders.”)

The purpose of the Meeting is to seek shareholder approval of the proposals described in more detail in the enclosed joint proxy statement. Shareholders of each Fund are being asked to approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions and, for Total Return Fund, an amendment to the bylaws of BlackRock Bond Fund, Inc. to reflect the amendment or elimination of such fundamental investment restrictions, subject to shareholder approval of an amendment to the bylaws of BlackRock Bond Fund, Inc. to remove fundamental policies and all references thereto in the bylaws (as described below).

At the Meeting, shareholders of BlackRock Long-Horizon Equity Fund (“Long-Horizon Equity Fund”) are also being asked, among other things, to approve a change to such Fund’s status from diversified to non-diversified as such terms are defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The proposed change to Long-Horizon Equity Fund’s diversification classification is being made in conjunction with certain other changes regarding such Fund that are not subject to shareholder approval and which are contingent on shareholder approval of the change to the diversification classification, as more fully discussed in the enclosed joint proxy statement. If the change to Long-Horizon Equity Fund’s diversification classification is not approved by such Fund’s shareholders, these changes will not be implemented.

Shareholders of BlackRock U.S. Mortgage Portfolio are also being asked, among other things, to approve a change to such Fund’s concentration policy to provide that it will concentrate its investments in non-agency mortgage-backed securities.

In order to change investment restrictions that are fundamental, the Investment Company Act requires shareholder approval. Other than the proposal to change the diversification classification

[2]

Effective on or about October 1, 2021, BlackRock CoreAlpha Bond Fund will change its name to BlackRock Advantage CoreAlpha Bond Fund and the master fund in which the Fund invests, CoreAlpha Bond Master Portfolio, will change its name to Advantage CoreAlpha Bond Master Portfolio. Such changes are not contingent on the proposals in the enclosed joint proxy statement.

of Long-Horizon Equity Fund for the reasons described above, the proposed amendments to the respective fundamental investment restrictions of the Funds are intended to provide the Funds with greater investment flexibility to pursue their investment objectives and strategies and/or respond to a changing regulatory and investment environment and to eliminate fundamental investment restrictions that are not required by the Investment Company Act.

At the Meeting, shareholders of each of CoreAlpha Bond Fund and CoreAlpha Bond Master are also being asked to approve the elimination of a non-fundamental investment restriction which, pursuant to a policy previously adopted by the Boards of Trustees of such Funds, requires shareholder approval to be eliminated.

Shareholders of Total Return Fund are also being asked to approve an amendment to the bylaws of BlackRock Bond Fund, Inc. to remove fundamental policies and all references thereto. If such proposal is approved, the amendment to the bylaws of BlackRock Bond Fund, Inc. to reflect the amendment or elimination of Total Return Fund’s fundamental investment restrictions would not be adopted.

Shareholders of each of Total Return Fund and CoreAlpha Bond Fund are also being asked to provide voting instructions to Total Return Fund and CoreAlpha Bond Fund, respectively, as to how, as a beneficial owner of Master Total Return and CoreAlpha Bond Master, respectively, Total Return Fund and CoreAlpha Bond Fund should vote in connection with the respective proposals relating to Master Total Return and CoreAlpha Bond Master.

The Boards of Directors/Trustees of the Funds have approved and recommend that you vote, and provide voting instructions, “FOR” each of the proposals with respect to the Funds, as applicable.

I encourage you to carefully review the enclosed materials, which explain these proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	[In person at the Meeting] [By participating at the Meeting as described below].

If you do not vote using one of these methods, you may be called by Computershare Fund Services, the Funds’ proxy solicitor, to vote your shares.

[If you are a record holder of a Fund’s shares and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares through a bank, broker or other nominee, and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Fund shares, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Fund shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.] [If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Meeting you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Meeting date. You will receive a confirmation email from Computershare Fund Services of your registration and a control number and security code that will allow you to vote at the Meeting.]

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact the Funds’ proxy solicitor, Computershare Fund Services, toll free at (866) 650-3710.

Sincerely,

John M. Perlowski

President and Chief Executive Officer of the Funds

BLACKROCK ALLOCATION TARGET SHARES

BLACKROCK BOND FUND, INC.

BLACKROCK FUNDSSM

BLACKROCK FUNDS IV

BLACKROCK FUNDS V

BLACKROCK FUNDS VI

BLACKROCK LONG-HORIZON EQUITY FUND

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.

MANAGED ACCOUNT SERIES II

MASTER BOND LLC

MASTER INVESTMENT PORTFOLIO II

100 Bellevue Parkway, Wilmington, Delaware 19809

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement for the Funds (as defined below), for your convenience, we have provided a brief overview of the proposals to be voted on.

Questions and Answers

Q.	Why am I receiving this joint proxy statement?

A.

A joint special meeting of shareholders of the Funds (the “Meeting”) will be held on [day], [date], 2021 at [time] [a.m./p.m.] (Eastern time). You have received this letter because you were a shareholder of record of one of the funds listed below (each, a “Fund” and collectively, the “Funds”):

BATS: Series C Portfolio, a series of BlackRock Allocation Target Shares

BATS: Series M Portfolio, a series of BlackRock Allocation Target Shares

BATS: Series S Portfolio, a series of BlackRock Allocation Target Shares

BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc.

BlackRock Tactical Opportunities Fund, a series of BlackRock FundsSM

BlackRock Global Long/Short Credit Fund, a series of BlackRock Funds IV

BlackRock Core Bond Portfolio, a series of BlackRock Funds V

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, a series of BlackRock Funds V1

BlackRock GNMA Portfolio, a series of BlackRock Funds V

BlackRock Inflation Protected Bond Portfolio, a series of BlackRock Funds V

BlackRock Low Duration Bond Portfolio, a series of BlackRock Funds V

BlackRock Strategic Income Opportunities Portfolio a series of BlackRock Funds V

BlackRock CoreAlpha Bond Fund, a series of BlackRock Funds VI2

BlackRock Long-Horizon Equity Fund

BlackRock Strategic Global Bond Fund, Inc.

BlackRock U.S. Mortgage Portfolio, a series of Managed Account Series II

Master Total Return Portfolio, a series of Master Bond LLC

CoreAlpha Bond Master Portfolio, a series of Master Investment Portfolio II2

The enclosed joint proxy statement describes proposals to make certain changes to the Funds’ respective investment restrictions that will be voted on at the Meeting. As a shareholder of one or more Funds as of the close of business on [    ], 2021 (the “Record Date”), you are entitled to notice of and to vote at the Meeting with respect to the

[1]

Effective on or about September 23, 2021, BlackRock Emerging Markets Flexible Dynamic Bond Portfolio will change its name to BlackRock Sustainable Emerging Markets Flexible Bond Fund and certain changes will be made to the Fund’s investment objective, investment strategies, investment process and portfolio management team and the benchmark indexes against which the Fund compares its performance. Such changes are not contingent on the proposals in the enclosed joint proxy statement.

[2]

Effective on or about October 1, 2021, BlackRock CoreAlpha Bond Fund will change its name to BlackRock Advantage CoreAlpha Bond Fund and the master fund in which the Fund invests, CoreAlpha Bond Master Portfolio, will change its name to Advantage CoreAlpha Bond Master Portfolio. Such changes are not contingent on the proposals in the enclosed joint proxy statement.

i

proposals applicable to your Fund(s). In addition, if you are a shareholder of BlackRock Total Return Fund (“Total Return Fund”), a series of BlackRock Bond Fund, Inc., or BlackRock CoreAlpha Bond Fund (“CoreAlpha Bond Fund”), a series of BlackRock Funds VI, you are being asked to provide voting instructions in connection with the approval of the proposals relating to Master Total Return Portfolio (“Master Total Return”), a series of Master Bond LLC, or CoreAlpha Bond Master Portfolio (“CoreAlpha Bond Master”), a series of Master Investment Portfolio II, respectively.

Q.	What am I being asked to vote, and/or provide voting instructions, “FOR” in the joint proxy statement?

A.

The following table shows each Proposal described in the enclosed joint proxy statement and identifies shareholders entitled to vote, and/or provide voting instructions, on the Proposal at the Meeting. Appendix A to the enclosed joint proxy statement lists the specific fundamental investment restrictions on which shareholders are being asked to vote, and/or provide voting instructions, in Proposals 1 and 2.

Proposal	Shareholders Entitled to Vote and/or Provide Voting Instructions
Proposal 1: To approve the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of each Fund and, for BlackRock Total Return Fund, an amendment to the bylaws of BlackRock Bond Fund, Inc. to reflect the amendment or elimination of such fundamental investment restrictions	Shareholders of each Fund, voting separately

Proposal 2: To provide voting instructions to Total Return Fund and CoreAlpha Bond Fund to vote for the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of Master Total Return and CoreAlpha Bond Master, respectively, as contemplated by Proposal 1	Shareholders of Total Return Fund and CoreAlpha Bond Fund only, voting separately with respect to Master Total Return and CoreAlpha Bond Master, respectively

Proposal 3: To approve the elimination of the non-fundamental investment restriction regarding investing for the purpose of exercising control or management of each of CoreAlpha Bond Fund and CoreAlpha Bond Master	Shareholders of CoreAlpha Bond Fund and CoreAlpha Bond Master only, voting separately

Proposal 4: To provide voting instructions to CoreAlpha Bond Fund to vote for the elimination of the non-fundamental investment restriction regarding exercising for the purpose of exercising control or management of CoreAlpha Bond Master, as contemplated by Proposal 3	Shareholders of CoreAlpha Bond Fund only

Proposal	Shareholders Entitled to Vote and/or Provide Voting Instructions
Proposal 5: To approve an amendment to the bylaws of BlackRock Bond Fund, Inc. to remove fundamental policies and all references thereto	Shareholders of Total Return Fund only

Proposal 6: To approve a change in BlackRock Long-Horizon Equity Fund’s status from diversified to non-diversified as such terms are defined under the Investment Company Act of 1940, as amended.	Shareholders of BlackRock Long-Horizon Equity Fund only

Each of Total Return Fund and CoreAlpha Bond Fund is a “feeder” fund in a “master/feeder” structure and invests substantially all of its assets in Master Total Return and CoreAlpha Bond Master, respectively. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), Total Return Fund voting rights with respect to Master Total Return interests that Total Return Fund owns and CoreAlpha Bond Fund voting rights with respect to the CoreAlpha Bond Master interests that CoreAlpha Bond Fund owns generally must be passed through to shareholders of Total Return Fund and CoreAlpha Bond Fund, respectively. This means that each of Total Return Fund and CoreAlpha Bond Fund must vote its interests in Master Total Return and CoreAlpha Bond Master, respectively, in accordance with the voting instructions received from its shareholders and will vote its interests in Master Total Return and CoreAlpha Bond Master, respectively, with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other holders (this is called “proportional voting” or “echo voting”).

Q.	What is a fundamental investment policy?

A.

The Investment Company Act requires registered investment companies, such as the Funds, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as fundamental policies. (In this overview and the enclosed joint proxy statement, the word “restriction” is sometimes used to describe a policy.)

Some fundamental policies were adopted in the past by the Funds to reflect certain regulatory, business or industry conditions which are no longer in effect. In addition, certain of the policies of the Funds that remain required by law are more restrictive than the law requires. As a result, many of the current restrictions unnecessarily limit the investment strategies available to BlackRock Advisors, LLC (“BlackRock”) in managing the assets of the Funds.

Q.	How do the proposed changes to the Funds’ fundamental investment policies benefit shareholders?

A.

Changes to the fundamental investment policies of the Funds as proposed in Proposal 1 and Proposal 2, as applicable, are intended to benefit the Funds and their shareholders in the following ways: (i) each of these changes is designed to provide the Funds with greater investment flexibility to pursue their investment objectives and principal investment strategies and/or respond to a changing regulatory and investment environment; and (ii) by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to fundamental investment policies.

While Proposal 1 is intended to, among other things, provide BlackRock with greater flexibility in managing the portfolios of the Funds, if approved, each Fund will continue to be managed subject to the applicable limitations imposed by the Investment Company Act and the rules and interpretive guidance provided thereunder, as well as the Fund’s investment objective, strategies and policies. Although in the near term certain Funds may take advantage of the greater flexibility provided by the amendment or elimination of certain of their current investment restrictions, each Fund will continue to be managed pursuant to its current investment guidelines and Fund management does not anticipate material changes to the Fund’s principal investment strategies, unless otherwise disclosed in the enclosed joint proxy statement.

Q.	What is happening with BlackRock Long-Horizon Equity Fund?

A.

Currently, BlackRock Long-Horizon Equity Fund (“Long-Horizon Equity Fund”) is classified as diversified under the Investment Company Act. BlackRock and the Board of Trustees of Long-Horizon Equity Fund (the “Long-Horizon Equity Fund Board”) have determined that it is appropriate and advantageous to change the diversification classification of Long-Horizon Equity Fund so that such Fund will be classified as non-diversified. In order to be classified as diversified under the Investment Company Act, a fund is required to invest so that at least 75% of the value of the fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer. A fund that is classified as non-diversified under the Investment Company Act is not required to comply with these investment limitations.

BlackRock and the Long-Horizon Equity Fund Board believe that such Fund’s current diversification classification is inconsistent with certain changes to such Fund’s name, investment objective, investment process and principal investment strategies as approved by the Long-Horizon Equity Fund Board. The Long-Horizon Equity Fund Board has approved changing the investment objective of such Fund from “to provide high total investment return” to “to seek to achieve long-term capital growth.” Such changes to Long-Horizon Equity Fund’s non-fundamental investment policies did not require shareholder approval. In order to reconcile this inconsistency, as well as to provide greater flexibility for such Fund to take advantage of and respond to market developments and trends, the Long-Horizon Equity Fund Board recommends amending such Fund’s diversification classification so that it is classified as non-diversified under the Investment Company Act.

If Long-Horizon Equity Fund shareholders approve Proposal 6, it is the intention of the Long-Horizon Equity Fund Board to rename the Fund “BlackRock Unconstrained Equity Fund.” In conjunction with the Long-Horizon Equity Fund Board’s approval of the name and certain strategy changes, it is the intention of BlackRock to change the Fund’s portfolio management team and to change the Fund’s benchmark index from MSCI ACWI Index to the MSCI World Index.

The Long-Horizon Equity Fund Board has also reviewed the non-fundamental investment restrictions of Long-Horizon Equity Fund. If the shareholders approve Proposal 6, it is the intention of the Long-Horizon Equity Fund Board to amend or eliminate certain of these restrictions, which does not require shareholder approval.

Q:	What is happening with BlackRock U.S. Mortgage Portfolio?

A:

BlackRock U.S. Mortgage Portfolio currently has a fundamental investment policy not to “concentrate” its investments, which means it may not invest more than 25% of its total assets in any one industry. The Fund is now seeking to amend its concentration policy to provide that it will concentrate in non-agency mortgage-backed securities to enhance its ability to execute its principal investment strategies. The Fund does not intend to otherwise change its principal investment strategies.

Q.	Why are the Boards of Directors/Trustees of the Funds (each, a “Board”) recommending the changes contemplated by the proposals?

A.

With respect to Proposal 1 and Proposal 2, as noted above, the proposed changes to the fundamental investment restrictions of the Funds are intended to provide each Fund with greater investment flexibility to pursue its investment objective and strategies and/or respond to a changing regulatory and investment environment and to eliminate fundamental investment restrictions that are not required by the Investment Company Act. Moreover, the proposed changes will generally align the fundamental policies of the Funds with those of other registered funds managed by BlackRock.

With respect to Proposal 3 and Proposal 4, the proposed elimination of the non-fundamental restriction of each of CoreAlpha Bond Fund and CoreAlpha Bond Master will remove an investment restriction previously adopted by such Funds that is not required by the Investment Company Act.

With respect to Proposal 5, the proposed changes to BlackRock Bond Fund, Inc.’s bylaws will remove fundamental policies and references thereto, which are not required to be included in BlackRock Bond Fund, Inc.’s bylaws under the Investment Company Act or Maryland law.

With respect to Proposal 6, BlackRock and the Long-Horizon Equity Fund Board have reviewed such Fund’s investment objective, investment strategies and fundamental and non-fundamental investment policies and determined that it is appropriate and

v

advantageous to change the diversification classification of Long-Horizon Equity Fund so that such Fund will be classified as non-diversified. Please see the above Q&A for additional detail on the Long-Horizon Equity Fund.

Q.	What will happen if shareholders do not approve the proposals?

A.

Each proposal is subject to a separate vote by each applicable Fund’s shareholders. If shareholders do not approve a proposed change to an investment restriction in Proposal 1, Proposal 2, Proposal 3 or Proposal 4, as applicable, the applicable current investment restriction will remain in effect.

For Total Return Fund, if shareholders do not approve Proposal 1 but do approve Proposal 5, the fundamental policies and references thereto will be removed from BlackRock Bond Fund, Inc.’s bylaws. If shareholders of Total Return Fund do not approve Proposal 5 but do approve Proposal 1, then BlackRock Bond Fund, Inc.’s bylaws will be amended to reflect the amended or eliminated fundamental investment restrictions, as applicable. If neither Proposal 1 nor Proposal 5 is approved by Total Return Fund’s shareholders, no changes will be made to BlackRock Bond Fund, Inc.’s bylaws.

For Long-Horizon Equity Fund, if shareholders do not approve Proposal 6, such Fund’s diversification classification will not change and such Fund will continue to be classified as diversified under the Investment Company Act. The changes discussed above to Long-Horizon Equity Fund’s name, investment objective, investment process, principal investment strategies, portfolio management team and benchmark index will not take effect if Proposal 6 is not approved because certain of these changes are incompatible with such Fund’s current diversification classification. In the event that Proposal 6 is not approved by such Fund’s shareholders, BlackRock and the Long-Horizon Equity Fund Board may determine to make other changes to Long-Horizon Equity Fund that are compatible with its current diversification classification and do not require shareholder approval.

Q.	How do the Boards suggest I vote in connection with the proposals?

A.

The proposals cannot be effected without shareholder approval. The Boards have approved each applicable proposal. Each Board believes the applicable proposals are in the best interests of the relevant Fund and recommends that you vote, or submit voting instructions, “FOR” each of the proposals with respect to your Fund, as applicable.

Q.	Who may vote on the proposals?

A.

Any person who owned shares of a Fund on the Record Date is entitled to vote on the applicable proposals. With respect to each proposal, you may cast one vote for each share you owned and a fractional vote for each fractional share you owned on the Record Date.

Q.	Will my vote make a difference?

A.

Yes. Your vote is very important and can make a difference in the management of your Fund, no matter how many shares you own. If many shareholders fail to vote, your Fund may not receive enough votes to hold the Meeting. If this happens, we will need to solicit votes again or take other action pursuant to the direction of the relevant Board.

Q.	Who is paying for preparation, printing and mailing of the joint proxy statement and the solicitation of proxies?

A.

With respect to all Funds other than Long-Horizon Equity Fund, it is anticipated that the total expenses of preparing, printing and mailing the joint proxy statement, soliciting and tabulating proxies, and related legal expenses will be approximately $7.95 million. These expenses will be borne by the applicable Funds. Costs that are borne by the applicable Funds collectively will be allocated among such Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

With respect to Long-Horizon Equity Fund, it is anticipated that the total expenses of preparing, printing and mailing the joint proxy statement, soliciting and tabulating proxies, and related legal expenses will be approximately $300,000, which will be shared equally by BlackRock and the Fund.

Q.	When and where will the Meeting be held?

A.

[The Meeting will be held on [day], [date], 2021 at [time] [a.m./p.m.] (Eastern time) at the offices of BlackRock, 1 University Square Drive, Princeton, New Jersey 08540-6455.] [The Meeting will be held on [day], [date], 2021 at [time] [a.m./p.m.] (Eastern time). Because of our concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link. The Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Funds will:

•	Provide for shareholders to begin logging into the Meeting at [time] [a.m./p.m.], Eastern time on [day], [date], 2021, [thirty] minutes in advance of the Meeting.

•

Permit shareholders attending the Meeting to submit questions via live webcast during the Meeting by following the instructions available on the meeting website during the Meeting. Questions relevant to Meeting matters will be answered during the Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Meeting matters that are not answered during the Meeting due to time constraints.

Q.	How do I vote my shares?

A.	You may cast your vote by phone, internet or mail or [in person] at the Meeting.

To vote by mail, please mark your vote on the enclosed proxy card or voting instruction form and sign, date and return the card/form in the postage-paid envelope provided.

To vote by telephone or over the Internet, please have the proxy card or voting instruction form(s) in hand and call the toll-free telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions.

[If you wish to vote in person at the Meeting, please complete each proxy card you receive and bring it to the Meeting. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may also attend the Meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a registered shareholder of a Fund and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, as well as proof of ownership of Fund shares, such as a copy of your proxy card.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of the Fund through a bank, broker or other nominee) and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date.]

[If your shares in a Fund are registered in your name, you may attend and participate in the Meeting at https://meetnow.global/MJLQLHV by entering the control number found in the shaded box in your proxy card on the date and timing of the Meeting. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

Also, if you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual Meeting unless you have registered in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Computershare Fund Services, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Meeting date. You will receive a confirmation email from Computershare Fund Services of your registration and a control number and security code that will allow you to vote at the Meeting.]

Whichever voting method you choose, please take the time to read the full text of the enclosed joint proxy statement before you vote.

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at (866) 650-3710.

Q.	Will anyone contact me?

A.	You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the proxy card, if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the applicable proposals. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED

PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR

VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER

HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [    ], 2021.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

WWW.PROXY-DIRECT.COM/BLK-32307

BLACKROCK ALLOCATION TARGET SHARES

BLACKROCK BOND FUND, INC.

BLACKROCK FUNDSSM

BLACKROCK FUNDS IV

BLACKROCK FUNDS V

BLACKROCK FUNDS VI

BLACKROCK LONG-HORIZON EQUITY FUND

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.

MANAGED ACCOUNT SERIES II

MASTER BOND LLC

MASTER INVESTMENT PORTFOLIO II

100 Bellevue Parkway

Wilmington, Delaware 19809

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [    ], 2021

To the Shareholders:

NOTICE IS HEREBY GIVEN that a joint special meeting of the shareholders of each of the funds listed below (each, a “Fund” and collectively, the “Funds”) will be held on [day], [date], 2021, at [time] [a.m./p.m.] (Eastern time) (the “Meeting”), to consider and vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”), as more fully described in the accompanying joint proxy statement.

BATS: Series C Portfolio, a series of BlackRock Allocation Target Shares

BATS: Series M Portfolio, a series of BlackRock Allocation Target Shares

BATS: Series S Portfolio, a series of BlackRock Allocation Target Shares

BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc.

BlackRock Tactical Opportunities Fund, a series of BlackRock FundsSM

BlackRock Global Long/Short Credit Fund, a series of BlackRock Funds IV

BlackRock Core Bond Portfolio, a series of BlackRock Funds V

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, a series of BlackRock Funds V1

BlackRock GNMA Portfolio, a series of BlackRock Funds V

BlackRock Inflation Protected Bond Portfolio, a series of BlackRock Funds V

BlackRock Low Duration Bond Portfolio, a series of BlackRock Funds V

BlackRock Strategic Income Opportunities Portfolio a series of BlackRock Funds V

BlackRock CoreAlpha Bond Fund, a series of BlackRock Funds VI2

[1]

Effective on or about September 23, 2021, BlackRock Emerging Markets Flexible Dynamic Bond Portfolio will change its name to BlackRock Sustainable Emerging Markets Flexible Bond Fund and certain changes will be made to the Fund’s investment objective, investment strategies, investment process and portfolio management team and the benchmark indexes against which the Fund compares its performance. Such changes are not contingent on the proposals in the enclosed joint proxy statement.

[2]

Effective on or about October 1, 2021, BlackRock CoreAlpha Bond Fund will change its name to BlackRock Advantage CoreAlpha Bond Fund and the master fund in which the Fund invests, CoreAlpha Bond Master Portfolio, will change its name to Advantage CoreAlpha Bond Master Portfolio. Such changes are not contingent on the proposals in the enclosed joint proxy statement.

i

BlackRock Long-Horizon Equity Fund

BlackRock Strategic Global Bond Fund, Inc.

BlackRock U.S. Mortgage Portfolio, a series of Managed Account Series II

Master Total Return Portfolio, a series of Master Bond LLC

CoreAlpha Bond Master Portfolio, a series of Master Investment Portfolio II2

In addition, shareholders of BlackRock Total Return Fund (“Total Return Fund”), a series of BlackRock Bond Fund, Inc., which is a “feeder” fund in a “master/feeder” structure and invests all of its assets in Master Total Return Portfolio (“Master Total Return”), a series of Master Bond LLC, are being asked to provide voting instructions to approve the Proposals applicable to Master Total Return, and shareholders of BlackRock CoreAlpha Bond Fund (“CoreAlpha Bond Fund”), a series of BlackRock Funds VI, which is a “feeder” fund in a “master/feeder” structure and invests all of its assets in CoreAlpha Bond Master Portfolio (“CoreAlpha Bond Master”), a series of Master Investment Portfolio II, are being asked to provide voting instructions to approve the Proposals applicable to CoreAlpha Bond Master. [The Meeting will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455.] [Because of our concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link.]

The following table shows each Proposal described in the accompanying joint proxy statement and identifies shareholders entitled to vote, and/or provide voting instructions, on the Proposal at the Meeting. Appendix A to the accompanying joint proxy statement lists the specific fundamental investment restrictions on which shareholders are being asked to vote, and/or provide voting instructions, in Proposals 1 and 2.

Proposal	Shareholders Entitled to Vote and/or Provide Voting Instructions
Proposal 1: To approve the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of each Fund and, for BlackRock Total Return Fund, an amendment to the bylaws of BlackRock Bond Fund, Inc. to reflect the amendment or elimination of such fundamental investment restrictions	Shareholders of each Fund, voting separately

Proposal 2: To provide voting instructions to Total Return Fund and CoreAlpha Bond Fund to vote for the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of Master Total Return and CoreAlpha Bond Master, respectively, as contemplated by Proposal 1	Shareholders of Total Return Fund and CoreAlpha Bond Fund only, voting separately with respect to Master Total Return and CoreAlpha Bond Master, respectively

ii

Proposal	Shareholders Entitled to Vote and/or Provide Voting Instructions
Proposal 3: To approve the elimination of the non-fundamental investment restriction regarding investing for the purpose of exercising control or management of each of CoreAlpha Bond Fund and CoreAlpha Bond Master	Shareholders of CoreAlpha Bond Fund and CoreAlpha Bond Master only, voting separately

Proposal 4: To provide voting instructions to CoreAlpha Bond Fund to vote for the elimination of the non-fundamental investment restriction regarding exercising for the purpose of exercising control or management of CoreAlpha Bond Master, as contemplated by Proposal 3	Shareholders of CoreAlpha Bond Fund only

Proposal 5: To approve an amendment to the bylaws of BlackRock Bond Fund, Inc. to remove fundamental policies and all references thereto	Shareholders of Total Return Fund only

Proposal 6: To approve a change in BlackRock Long-Horizon Equity Fund’s status from diversified to non-diversified as such terms are defined under the Investment Company Act of 1940, as amended.	Shareholders of BlackRock Long-Horizon Equity Fund only

To transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.

Shareholders of record of each Fund as of the close of business on [    ], 2021 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

After careful consideration, the Boards of Directors/Trustees of the Funds recommend that you vote, and provide voting instructions, “FOR” each of the Proposals with respect to your Fund, as applicable.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact the Funds’ proxy solicitor, Computershare Fund Services, toll free at (866) 650-3710.

By order of the Boards of Directors/Trustees,

Janey Ahn

Secretary of the Funds

[    ], 2021

iii

BLACKROCK ALLOCATION TARGET SHARES

BLACKROCK BOND FUND, INC.

BLACKROCK FUNDSSM

BLACKROCK FUNDS IV

BLACKROCK FUNDS V

BLACKROCK FUNDS VI

BLACKROCK LONG-HORIZON EQUITY FUND

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.

MANAGED ACCOUNT SERIES II

MASTER BOND LLC

MASTER INVESTMENT PORTFOLIO II

100 Bellevue Parkway, Wilmington, Delaware 19809

iv

TABLE OF CONTENTS

Page
JOINT PROXY STATEMENT	1

PROPOSALS 1.A. THROUGH 1.N. AND PROPOSALS 2.A. THROUGH 2.J. — TO APPROVE THE AMENDMENT OR ELIMINATION, AS APPLICABLE, OF CERTAIN OF THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH FUND AND, FOR BLACKROCK TOTAL RETURN FUND, AN AMENDMENT TO THE BYLAWS OF BLACKROCK BOND FUND, INC. TO REFLECT THE AMENDMENT OR ELIMINATION OF SUCH FUNDAMENTAL INVESTMENT RESTRICTIONS	7

Background	7

Proposals 1.A. and 2.A.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Concentration and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.	9

Proposals 1.B. and 2.B.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing and the Issuance of Senior Securities.	12

Proposals 1.C. and 2.C.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.	14

Proposals 1.D. and 2.D.—To Approve the Amendment of the Fundamental Investment Restriction Regarding the Issuance of Senior Securities and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.	16

Proposals 1.E. and 2.E.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Real Estate .	18

Proposals 1.F. and 2.F.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Underwriting and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.	19

Proposals 1.G. and 2.G.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Commodities .	21

Proposals 1.H. and 2.H.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Lending and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.	23

Proposals 1.I. and 2.I.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Diversification.	26

Proposals 1.J. and 2.J.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Elimination of Such Fundamental Investment Restriction.	27

Proposal 1.K.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Purchasing Commodities Contracts and Investing in Oil, Gas or Mineral Exploration or Development Programs.	29

Proposal 1.L.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Acquiring Other Investment Companies .	30

Proposal 1.M.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Writing and Selling Options, Straddles and Spreads.	31

Proposal 1.N.—To Approve the Elimination of the Fundamental Investment Restriction Regarding the Purchase of Securities on Margin and Short Sales.	32

PROPOSALS 3 AND 4 — TO APPROVE THE ELIMINATION OF THE NON-FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT OF EACH OF BLACKROCK COREALPHA BOND FUND AND COREALPHA BOND MASTER PORTFOLIO	34

PROPOSAL 5 — TO APPROVE AN AMENDMENT TO THE BYLAWS OF BLACKROCK BOND FUND, INC. TO REMOVE FUNDAMENTAL POLICIES AND ALL REFERENCES THERETO	36

PROPOSAL 6 — TO APPROVE A CHANGE IN BLACKROCK LONG-HORIZON EQUITY FUND’S STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED AS SUCH TERMS ARE DEFINED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED	37

VOTE REQUIRED AND MANNER OF VOTING PROXIES	43

ADDITIONAL INFORMATION	45

Investment Adviser, Principal Underwriter and Administrator	45

Voting Rights	45

Share and Class Information	45

Ownership Information	45

Expenses and Methods of Proxy Solicitation	45

Shareholder Meetings	46

Shareholder Proposals	46

Communications with the Board	46

General	46

APPENDIX A: FUNDAMENTAL INVESTMENT RESTRICTION PROPOSALS AND FUNDS AFFECTED	A-1

APPENDIX B: LIST OF APPLICABLE FUNDAMENTAL INVESTMENT RESTRICTIONS	B-1

APPENDIX C: OUTSTANDING SHARES	C-1

APPENDIX D: 5% SHAREHOLDER OWNERSHIP	D-1

BLACKROCK ALLOCATION TARGET SHARES

BLACKROCK BOND FUND, INC.

BLACKROCK FUNDSSM

BLACKROCK FUNDS IV

BLACKROCK FUNDS V

BLACKROCK FUNDS VI

BLACKROCK LONG-HORIZON EQUITY FUND

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.

MANAGED ACCOUNT SERIES II

MASTER BOND LLC

MASTER INVESTMENT PORTFOLIO II

100 Bellevue Parkway Wilmington, Delaware 19809

JOINT SPECIAL MEETING OF SHAREHOLDERS

To Be Held on [    ], 2021

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Directors or Board of Trustees, as applicable (each, a “Board”), of each of BlackRock Allocation Target Shares, BlackRock Bond Fund, Inc., BlackRock FundsSM, BlackRock Funds IV, BlackRock Funds V, BlackRock Funds VI, BlackRock Long-Horizon Equity Fund, BlackRock Strategic Global Bond Fund, Inc., Managed Account Series II, Master Bond LLC and Master Investment Portfolio II in connection with the special joint special meeting (the “Meeting”) of shareholders of the funds listed below (each, a “Fund” and collectively, the “Funds”), and at any and all adjournments, postponements or delays thereof, for the purpose of voting on the proposals described in this Proxy Statement (each, a “Proposal” and collectively, the “Proposals”):

BATS: Series C Portfolio, a series of BlackRock Allocation Target Shares

BATS: Series M Portfolio, a series of BlackRock Allocation Target Shares

BATS: Series S Portfolio, a series of BlackRock Allocation Target Shares

BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc.

BlackRock Tactical Opportunities Fund, a series of BlackRock FundsSM

BlackRock Global Long/Short Credit Fund, a series of BlackRock Funds IV

BlackRock Core Bond Portfolio, a series of BlackRock Funds V

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, a series of BlackRock Funds V1

BlackRock GNMA Portfolio, a series of BlackRock Funds V

BlackRock Inflation Protected Bond Portfolio, a series of BlackRock Funds V

BlackRock Low Duration Bond Portfolio, a series of BlackRock Funds V

BlackRock Strategic Income Opportunities Portfolio a series of BlackRock Funds V

[1]

Effective on or about September 23, 2021, BlackRock Emerging Markets Flexible Dynamic Bond Portfolio will change its name to BlackRock Sustainable Emerging Markets Flexible Bond Fund and certain changes will be made to the Fund’s investment objective, investment strategies, investment process and portfolio management team and the benchmark indexes against which the Fund compares its performance. Such changes are not contingent on the Proposals.

BlackRock CoreAlpha Bond Fund, a series of BlackRock Funds VI2

BlackRock Long-Horizon Equity Fund

BlackRock Strategic Global Bond Fund, Inc.

BlackRock U.S. Mortgage Portfolio, a series of Managed Account Series II

Master Total Return Portfolio, a series of Master Bond LLC

CoreAlpha Bond Master Portfolio, a series of Master Investment Portfolio II2

In addition, shareholders of BlackRock Total Return Fund (“Total Return Fund”), a series of BlackRock Bond Fund, Inc. will also be asked to provide voting instructions to Total Return Fund as to how, as a beneficial owner of Master Total Return Portfolio (“Master Total Return”), a series of Master Bond LLC, Total Return Fund should vote with respect to the proposals applicable to Master Total Return, and shareholders of BlackRock CoreAlpha Bond Fund (“CoreAlpha Bond Fund”), a series of BlackRock Funds VI, will also be asked to provide voting instructions to CoreAlpha Bond Fund as to how, as a beneficial owner of CoreAlpha Bond Master Portfolio (“CoreAlpha Bond Master”), a series of Master Investment Portfolio II, CoreAlpha Bond Fund should vote with respect to the proposals applicable to CoreAlpha Bond Master. (For purposes of this Proxy Statement, interests in Master Total Return and CoreAlpha Bond Master may be referred to as “shares” and holders of Master Total Return and CoreAlpha Bond Master interests may be referred to as “shareholders.”) The proxies will be voted at the Meeting and at any and all adjournments or postponements thereof.

[The Meeting will be held at the offices of BlackRock Advisors, LLC (“BlackRock”), 1 University Square Drive, Princeton, New Jersey 08540-6455] on [day], [date], 2021, at [time] [a.m./p.m.] (Eastern time).] [Because of our concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only.]

The Boards have determined that the use of this Proxy Statement for the Meeting is in the best interests of the Funds, as applicable, and their shareholders in light of the similar matters being considered and voted on by the shareholders of the Funds.

Each of BlackRock Allocation Target Shares, BlackRock Funds VI, BlackRock Long-Horizon Equity Fund, Managed Account Series II and Master Investment Portfolio II is organized as a Delaware statutory trust. Each of BlackRock Bond Fund, Inc. and BlackRock Strategic Global Bond Fund, Inc. is organized as a Maryland corporation. Each of BlackRock FundsSM, BlackRock Funds IV and BlackRock Funds V is organized as a Massachusetts business trust. Master Bond LLC is organized as a Delaware limited liability company. Each Fund is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Boards have fixed the close of business on [    ], 2021 as the record date (the “Record Date”) for the determination of shareholders of the each Fund entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

[2]

Effective on or about October 1, 2021, BlackRock CoreAlpha Bond Fund will change its name to BlackRock Advantage CoreAlpha Bond Fund and the master fund in which the Fund invests, CoreAlpha Bond Master Portfolio, will change its name to Advantage CoreAlpha Bond Master Portfolio. These changes are not contingent on the Proposals.

Distribution to Fund shareholders of this Proxy Statement and the accompanying materials will commence on or about [    ], 2021.

If you do not expect to be present at the Meeting, please vote your proxy and/or provide voting instructions in accordance with the instructions included on the enclosed proxy card (or voting instruction form). Even if you plan to attend the Meeting, please sign, date and return the proxy card you receive or provide voting instructions by telephone or over the Internet. If you provide voting instructions by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card (or voting instruction form). This code is designed to confirm your identity, provide access into the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments or postponements thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a Proposal, the shares will be voted “FOR” the Proposal. Shareholders who execute a proxy or provide voting instructions by telephone or via the Internet may revoke them with respect to one or more Proposals at any time before a vote is taken on such Proposal(s) by filing with the applicable Fund a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet, or by attending the Meeting and voting in person. If your shares are held by a bank, broker-dealer or other third-party intermediary who holds your shares of record, you must provide voting instructions to such financial intermediary in order to vote your shares. If you hold your shares of your Fund in a brokerage account or through a bank or other nominee, you will not be able to vote [in person] at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

[If you are a registered shareholder of a Fund and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you are a beneficial shareholder of the Fund (that is, if you hold your shares of the Fund through a bank, broker or other nominee) and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date.]

[If your shares in a Fund are registered in your name, you may attend and participate in the Meeting at https://meetnow.global/MJLQLHV by entering the control number found in the shaded box on your proxy card on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the virtual Meeting unless you have registered in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Meeting date. You will receive a confirmation email from Computershare Fund Services of your registration and a control number and security code that will allow you to vote at the Meeting. Even if you plan to participate in the virtual Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

The Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Funds will:

•	Provide for shareholders to begin logging into the Meeting at [time] [a.m./p.m.], Eastern time on [day], [date], 2021, [thirty] minutes in advance of the Meeting.

•

Permit shareholders attending the Meeting to submit questions via live webcast during the Meeting by following the instructions available on the meeting website during the Meeting. Questions relevant to Meeting matters will be answered during the Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Meeting matters that are not answered during the Meeting due to time constraints.]

Copies of each Fund’s annual and semi-annual reports are available on BlackRock’s website at www.blackrock.com and the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov. In addition, each Fund will furnish, without charge, a copy of the Fund’s annual report and a copy of its most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling toll free at (800) 441-7762.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

The following table shows each Proposal described in this Proxy Statement and identifies shareholders entitled to vote, and/or provide voting instructions, on the Proposal at the Meeting. Appendix A to this Proxy Statement lists the specific fundamental investment restrictions on which shareholders are being asked to vote, and/or provide voting instructions, in Proposals 1 and 2.

Proposal	Shareholders Entitled to Vote and/or Provide Voting Instructions
Proposal 1: To approve the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of each Fund and, for BlackRock Total Return Fund, an amendment to the bylaws of BlackRock Bond Fund, Inc. to reflect the amendment or elimination of such fundamental investment restrictions	Shareholders of each Fund, voting separately

Proposal 2: To provide voting instructions to Total Return Fund and CoreAlpha Bond Fund to vote for the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of Master Total Return and CoreAlpha Bond Master, respectively, as contemplated by Proposal 1	Shareholders of Total Return Fund and CoreAlpha Bond Fund only, voting separately with respect to Master Total Return and CoreAlpha Bond Master, respectively

Proposal 3: To approve the elimination of the non-fundamental investment restriction regarding investing for the purpose of exercising control or management of each of CoreAlpha Bond Fund and CoreAlpha Bond Master	Shareholders of CoreAlpha Bond Fund and CoreAlpha Bond Master only, voting separately

Proposal 4: To provide voting instructions to CoreAlpha Bond Fund to vote for the elimination of the non-fundamental investment restriction regarding investing for the purpose of exercising control or management of CoreAlpha Bond Master, as contemplated by Proposal 3	Shareholders of CoreAlpha Bond Fund only

Proposal 5: To approve an amendment to the bylaws of BlackRock Bond Fund, Inc. to remove fundamental policies and all references thereto	Shareholders of Total Return Fund only

Proposal 6: To approve a change in BlackRock Long-Horizon Equity Fund’s status from diversified to non-diversified as such terms are defined under the Investment Company Act of 1940, as amended.	Shareholders of BlackRock Long-Horizon Equity Fund only

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on [    ], 2021. The Notice of Joint Special Meeting of Shareholders, the Proxy Statement and the form of proxy card are available on the Internet at www.proxy-direct.com/blk-32307. On this website, you will be able to access the Notice of Joint

Special Meeting of Shareholders, the Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

The Boards have approved and recommend that you vote, and provide voting instructions, “FOR” each of the Proposals with respect to your Fund, as applicable.

PROPOSALS 1.A. THROUGH 1.N. AND PROPOSALS 2.A. THROUGH 2.J. — TO APPROVE THE AMENDMENT OR ELIMINATION, AS APPLICABLE, OF CERTAIN OF THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH FUND AND, FOR BLACKROCK TOTAL RETURN FUND, AN AMENDMENT TO THE BYLAWS OF BLACKROCK BOND FUND, INC. TO REFLECT THE AMENDMENT OR ELIMINATION OF SUCH FUNDAMENTAL INVESTMENT RESTRICTIONS

SHAREHOLDERS OF EACH FUND VOTING SEPARATELY WITH RESPECT TO THEIR FUND

The purpose of Proposals 1.A. through 1.N. is to approve the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of each Fund. In addition, Proposals 1.A., 1.C., 1.D., 1.F., 1.H. and 1.J. include proposed changes to the bylaws of BlackRock Bond Fund, Inc. (“BlackRock Bond Fund”), which require shareholder approval to be implemented, in order to align certain fundamental policies set out in the bylaws with the stated fundamental investment restrictions proposed for Total Return Fund as described in such Proposals.

The purpose of Proposals 2.A. through 2.J is to provide voting instructions to Total Return Fund and CoreAlpha Bond Fund with respect to how, as a beneficial owner of Master Total Return and CoreAlpha Bond Master, respectively, Total Return Fund and CoreAlpha Bond Fund should vote in connection with the proposals to approve the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of Master Total Return and/or CoreAlpha Bond Master, respectively, as contemplated by Proposals 1.A. through 1.J., as applicable.

Background

The Investment Company Act requires registered investment companies, such as the Funds, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as fundamental policies. (In this Proxy Statement, the word “restriction” is sometimes used to describe a policy.) Some fundamental policies were adopted in the past by the Funds to reflect certain regulatory, business or industry conditions which are no longer in effect. In addition, certain of the policies of the Funds that remain required by law are more restrictive than the law requires. As a result, many of the current restrictions unnecessarily limit the investment strategies available to BlackRock in managing the assets of the Funds.

Changes to the fundamental investment policies of the Funds as proposed in Proposal 1, as applicable, are intended to benefit the Funds and their shareholders in the following ways: (i) each of these changes is designed to provide the Funds with greater investment flexibility to pursue their investment objectives and principal investment strategies and/or respond to a changing regulatory and investment environment; and (ii) by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to fundamental investment policies. In the proposed fundamental investment restrictions, references to the Investment Company Act or other applicable law, as applicable, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the

Securities and Exchange (the “Commission”), Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

The Proposals are intended to update the fundamental investment policies of the Funds as set forth below by amending or eliminating certain fundamental investment policies. Each Proposal relates to a particular fundamental restriction. Shareholders are being asked to vote separately on, and provide voting instructions separately with respect to, each applicable Proposal. No Proposal to amend or eliminate any fundamental investment policy is contingent upon the approval of any other Proposal. As a result, it may be the case that certain of a Fund’s fundamental investment policies will be amended or eliminated while others will not. If shareholders of a Fund do not approve an applicable Proposal, the current investment policy contained in that Proposal will remain in effect for that Fund. If a Proposal is approved by shareholders at the Meeting, the proposed change to that fundamental investment policy will take effect as soon as reasonably practicable.

Each Proposal described below sets out the current fundamental investment restriction of each Fund to which the Proposal is applicable. Please note that the charts may not include the exact wording of the fundamental investment restrictions described.

A list of the fundamental investment restrictions that will apply to each Fund if each applicable Proposal is approved by the Fund’s shareholders is set out in Appendix B to this Proxy Statement. (Appendix B includes current fundamental investment restrictions that are not proposed to be amended for certain Funds because such current restrictions already reflect the fundamental investment restrictions in effect for other BlackRock-advised Funds (as defined below) and provide maximum investment flexibility.)

Proposal 1 is intended to, among other things, provide BlackRock with greater flexibility in managing the portfolios of the Funds, and, as noted below, in the near term certain Funds may take advantage of the additional investment flexibility provided by the amendment or elimination of certain of their current fundamental investment restrictions. However, if Proposal 1 is approved for a Fund, unless otherwise disclosed in this Proxy Statement, Fund management does not anticipate material changes to the Fund’s principal investment strategies, and the Fund will continue to be managed subject to the applicable limitations imposed by the Investment Company Act and the rules and interpretive guidance provided thereunder, as well as the Fund’s investment objective, strategies and policies.

The proposed changes to the bylaws of BlackRock Bond Fund contemplated by Proposals 1.A., 1.C., 1.D., 1.F. and 1.H., which require shareholder approval to be implemented, will not be made if Total Return Fund shareholders approve Proposal 5. As discussed below in Proposal 5, it is proposed that the bylaws of BlackRock Bond Fund be amended to remove fundamental policies and references thereto. In the event that Proposal 5 is approved by Total Return Fund’s shareholders in addition to Proposal 1, rather than BlackRock Bond Fund’s bylaws being amended pursuant to Proposals 1.A., 1.C., 1.D., 1.F. and 1.H., all fundamental policies of BlackRock Bond Fund and references thereto will be removed from the bylaws of BlackRock Bond Fund. If shareholders do not approve Proposals 1.A., 1.C., 1.D., 1.F. and/or 1.H. but do approve Proposal 5, the fundamental policies and references thereto will be removed from BlackRock Bond Fund’s bylaws. If shareholders of Total Return Fund do not approve Proposal 5 but do approve Proposals 1.A., 1.C., 1.D., 1.F. and/or 1.H., then BlackRock Bond Fund’s bylaws will be amended to reflect the amended or eliminated fundamental investment restrictions, as applicable. If none of Proposals 1.A., 1.C., 1.D., 1.F. and 1.H. and Proposal 5 is approved by Total Return Fund’s shareholders, no changes will be made to BlackRock Bond Fund’s bylaws.

Proposals 1.A. and 2.A.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Concentration and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.

Funds affected:

BlackRock Total Return Fund

BlackRock Tactical Opportunities Fund

BlackRock Global Long/Short Credit Fund

BlackRock Core Bond Portfolio

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Long-Horizon Equity Fund

BlackRock Strategic Global Bond Fund, Inc.

BlackRock U.S. Mortgage Portfolio

Master Total Return Portfolio

CoreAlpha Bond Master Portfolio

The Board of each applicable Fund has proposed that shareholders of the Fund approve an amendment to the Fund’s fundamental investment restriction regarding concentration and, in the case of Total Return Fund, an amendment to the bylaws of BlackRock Bond Fund to make conforming changes to the corresponding fundamental policy in the bylaws, subject to approval of Proposal 5 by Total Return Fund’s shareholders.

Current Fundamental Investment Restriction Regarding Concentration

The following table sets out each applicable Fund’s current fundamental investment restriction regarding concentration:

Applicable Funds	Current Fundamental Investment Restriction
BlackRock Tactical Opportunities Fund, BlackRock Core Bond Portfolio, BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio and BlackRock Low Duration Bond Portfolio	The Fund may not purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

BlackRock Total Return Fund, BlackRock Global Long/Short Credit Fund, BlackRock U.S. Mortgage Portfolio and Master Total Return Portfolio	The Fund may not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

BlackRock Strategic Income Opportunities Portfolio

The Fund may not purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) the Fund may cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more investment companies; (b) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

For purposes of the concentration policy, the Fund will look through to the portfolio holdings of the underlying funds in which it invests and will aggregate the holdings of the underlying funds (on a pro rata basis based on the Fund’s investment in each underlying fund) to determine concentration in a particular industry in accordance with the concentration policy provided above. For the purposes of this policy, only those underlying funds that are part of the BlackRock family of funds will be aggregated; the Fund will not aggregate underlying fund holdings, if any, in underlying funds outside of the BlackRock family of funds.

BlackRock CoreAlpha Bond Fund and CoreAlpha Bond Master Portfolio	The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, provided further that the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Commission or its staff.

Applicable Funds	Current Fundamental Investment Restriction
BlackRock Long-Horizon Equity Fund and BlackRock Strategic Global Bond Fund, Inc.	The Fund may not invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

In addition, the bylaws of BlackRock Bond Fund state that it is a fundamental policy of the BlackRock Bond Fund not to invest more than 25% of the total assets of the any series of BlackRock Bond Fund (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry. BlackRock Bond Fund’s bylaws further provide that utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction.

Proposed Fundamental Investment Restriction Regarding Concentration

For each applicable Fund, other than BlackRock U.S. Mortgage Portfolio, the proposed fundamental investment restriction would state that the Fund may not: “concentrate its investments in a particular industry, as that term is used in the Investment Company Act.”

For Total Return Fund, it is also proposed that the fundamental policy in BlackRock Bond Fund’s bylaws relating to concentration be amended to conform to the proposed fundamental investment restriction regarding concentration set out above, subject to approval of Proposal 5 by Total Return Fund’s shareholders.

For BlackRock U.S. Mortgage Portfolio only, the proposed fundamental investment restriction would state that the Fund may not: “concentrate its investments in a particular industry, as that term is used in the Investment Company Act; provided, that the Fund will invest at least 25% of its total assets in non-agency mortgage-backed securities, which for purposes of this investment restriction the Fund will treat as an industry or group of industries.”

Rationale

While the Investment Company Act does not define what constitutes “concentration” in an industry, the Commission has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

The applicable Funds’ current fundamental policies on concentration vary. The Funds’ current fundamental policies reflect the 25% test noted above that is the Commission’s current interpretation of concentration. If this interpretation were to change, each applicable Fund would not be able to change its concentration policy without seeking shareholder approval. The proposed investment restriction does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be interpreted from time to time.

BlackRock U.S. Mortgage Portfolio is seeking to amend its concentration policy to provide that the Fund will concentrate in non-agency mortgage-backed securities to enhance its ability to execute its principal investment strategies.

Proposals 1.B. and 2.B.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing and the Issuance of Senior Securities.

Funds affected:

BATS: Series C Portfolio

BATS: Series M Portfolio

BATS: Series S Portfolio

BlackRock Tactical Opportunities Fund

BlackRock Core Bond Portfolio

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

The Board of each applicable Fund has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding borrowing and the issuance of senior securities.

Current Fundamental Investment Restriction Regarding Borrowing and the Issuance of Senior Securities

Under each applicable Fund’s current fundamental investment restriction regarding borrowing and the issuance of senior securities, the Fund may not issue senior securities, borrow money or pledge its assets, except that it may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

Proposed Fundamental Investment Restrictions Regarding Borrowing and the Issuance of Senior Securities

The proposed fundamental investment restrictions of each applicable Fund would state that the Fund may not: “borrow money, except as permitted under the Investment Company Act” and “issue senior securities to the extent such issuance would violate the Investment Company Act.”

Rationale

All mutual funds are required to have a fundamental policy regarding the borrowing of money. The Investment Company Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes. Each Fund has received an exemptive order from the Commission (the “IFL Order”), as further described below, that permits it to borrow from BlackRock-advised Funds (as defined below), which are not banks, to the limited extent necessary to implement the Interfund Lending Program (as defined below) to the extent consistent with the Fund’s investment restrictions and policies and subject to compliance with the conditions of the IFL Order. To limit the risks attendant to borrowing, the Investment Company Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Moreover, the current restrictions require certain Funds to include reverse repurchase agreements in their one-third borrowing limit. However, under new Rule 18f-4 under the Investment Company Act, which governs registered funds’ use of derivatives and has a compliance date of August 19, 2022, reverse repurchase agreements and similar financing transactions may either be treated as borrowings and subject to the Investment Company Act restrictions or may be treated as derivatives.

In addition, all mutual funds are required to have a fundamental policy regarding the issuance of senior securities. The Investment Company Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.

Each applicable Fund’s current investment restriction as it relates to borrowing limits borrowings to borrowings from banks in amounts not exceeding 33 1/3% of total assets to take advantage of investment opportunities and an additional 5% for temporary purposes. The proposed investment restriction regarding borrowing will permit an applicable Fund to borrow to the fullest extent permitted by the Investment Company Act and related interpretations, as in effect from time to time, and in situations and under circumstances in which it previously could not do so. Borrowing may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period.

Additionally, pursuant to the IFL Order, each applicable Fund, to the extent permitted by its investment policies and restrictions and subject to meeting the conditions of the IFL Order, has the ability to borrow money from certain other funds advised by BlackRock or BlackRock Fund Advisors (“BFA”) or any successor thereto or an investment adviser controlling, controlled by, or under common control with BlackRock or BFA or any successor thereto (“BlackRock-advised Funds”) pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, a Fund may borrow money for temporary purposes directly from certain other BlackRock-advised Funds (an “Interfund Loan”). All Interfund Loans would consist only of uninvested cash reserves that the lending BlackRock-advised Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. Each applicable Fund’s current fundamental investment restriction as it relates to borrowing would limit the Fund’s ability to borrow under the Interfund Lending Program in certain circumstances. Under the proposed investment restriction regarding borrowing, each applicable Fund would be able to conduct all borrowing from other BlackRock-advised Funds up to the prescribed limits under the Investment Company Act through the Interfund Lending Program, which the Board of each applicable Fund believes could provide the Fund access to lower interest rates on such borrowed amounts than those that typically would be payable under short-term loans offered by banks or custodian overdrafts.

Proposals 1.C. and 2.C.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.

Funds affected:

BlackRock Total Return Fund

BlackRock Global Long/Short Credit Fund

BlackRock CoreAlpha Bond Fund

BlackRock Long-Horizon Equity Fund

BlackRock Strategic Global Bond Fund, Inc.

BlackRock U.S. Mortgage Portfolio

Master Total Return Portfolio

CoreAlpha Bond Master Portfolio

The Board of each applicable Fund has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding borrowing and, in the case of Total Return Fund, an amendment to the bylaws of BlackRock Bond Fund to make conforming changes to the corresponding fundamental policy in the bylaws, subject to approval of Proposal 5 by Total Return Fund’s shareholders.

Current Fundamental Investment Restriction Regarding Borrowing

The following table sets out each applicable Fund’s current fundamental investment restriction regarding borrowing:

Applicable Funds	Current Fundamental Investment Restriction
BlackRock Total Return Fund, BlackRock U.S. Mortgage Portfolio and Master Total Return Portfolio	The Fund may not borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

BlackRock Global Long/Short Credit Fund	The Fund may not borrow money, except that (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Investment Company Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

Applicable Funds	Current Fundamental Investment Restriction
BlackRock CoreAlpha Bond Fund and CoreAlpha Bond Master Portfolio	The Fund may not borrow money, except to the extent permitted under the Investment Company Act, including the rules, regulations and any orders obtained thereunder.

BlackRock Long-Horizon Equity Fund	The Fund may not borrow money, except that (i) the Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

BlackRock Strategic Global Bond Fund, Inc.	The Fund may not borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

In addition, the bylaws of BlackRock Bond Fund, Inc. state that it is a fundamental policy of BlackRock Bond Fund not to issue senior securities, or borrow amounts in any series of BlackRock Bond Fund in excess of 5% of the total assets of such series, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes.

Proposed Fundamental Investment Restriction Regarding Borrowing

The proposed fundamental investment restriction of each applicable Fund would state that the Fund may not: “borrow money, except as permitted under the Investment Company Act.”

For Total Return Fund, it is also proposed that the fundamental policy in BlackRock Bond Fund’s bylaws relating to borrowing and the issuance of senior securities be replaced with the proposed fundamental investment restriction regarding borrowing set out above, subject to approval of Proposal 5 by Total Return Fund’s shareholders. (As described below in connection with Proposal 1.D., it is also proposed that this same restriction be replaced with the proposed fundamental restriction regarding the issuance of senior securities.)

Rationale

See the discussion under “Proposals 1.B. and 2.B.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing and the Issuance of Senior Securities—Rationale” for a discussion of the rationale for amending the current fundamental investment restriction regarding borrowing for each applicable Fund other than CoreAlpha Bond Fund and CoreAlpha Bond Master.

For CoreAlpha Bond Fund and CoreAlpha Bond Master, the proposed fundamental investment restriction is substantially similar to the current investment restriction in the flexibility it provides to CoreAlpha Bond and CoreAlpha Bond Master with respect to borrowing because, as noted above, the reference to the “Investment Company Act” in the proposed investment restriction will include the rules, regulations and any orders obtained thereunder. However, the proposed investment restriction would allow for greater flexibility with respect to borrowing to the extent the Investment Company Act, including any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission, provides greater flexibility in the future. The proposed investment restriction is also intended to align CoreAlpha Bond Fund’s and CoreAlpha Bond Master’s fundamental restriction regarding borrowing with that of certain other BlackRock-advised Funds. In addition, the proposed investment restriction would not affect CoreAlpha Bond Fund’s and CoreAlpha Bond Master’s ability to borrow money through the Interfund Lending Program, as such Funds’ current investment restriction permits such Funds to conduct all borrowing from other BlackRock-advised Funds up to the prescribed limits under the Investment Company Act through the Interfund Lending Program.

Proposals 1.D. and 2.D.—To Approve the Amendment of the Fundamental Investment Restriction Regarding the Issuance of Senior Securities and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.

Funds affected:

BlackRock Total Return Fund

BlackRock Global Long/Short Credit Fund

BlackRock CoreAlpha Bond Fund

BlackRock Long-Horizon Equity Fund

BlackRock Strategic Global Bond Fund, Inc.

BlackRock U.S. Mortgage Portfolio

Master Total Return Portfolio

CoreAlpha Bond Master Portfolio

The Board of each applicable Fund has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities and, in the case of Total Return Fund, an amendment to the bylaws of BlackRock Bond Fund to make conforming changes to the corresponding fundamental policy in the bylaws, subject to approval of Proposal 5 by Total Return Fund’s shareholders.

Current Fundamental Investment Restriction Regarding the Issuance of Senior Securities

The following table sets out each applicable Fund’s current fundamental investment restriction regarding the issuance of senior securities:

Applicable Funds	Current Fundamental Investment Restriction
BlackRock Total Return Fund, BlackRock Global Long/Short Credit Fund, BlackRock Long-Horizon Equity Fund, BlackRock Strategic Global Bond Fund, Inc. BlackRock U.S. Mortgage Portfolio and Master Total Return Portfolio	The Fund may not issue senior securities to the extent such issuance would violate applicable law.

BlackRock CoreAlpha Bond Fund and CoreAlpha Bond Master Portfolio	The Fund may not issue senior securities, except to the extent permitted under the Investment Company Act, including the rules, regulations and any orders obtained thereunder.

In addition, the bylaws of BlackRock Bond Fund state that it is a fundamental policy of BlackRock Bond Fund not to issue senior securities, or borrow amounts in any series of BlackRock Bond Fund in excess of 5% of the total assets of such Portfolio, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes.

Proposed Fundamental Investment Restriction Regarding the Issuance of Senior Securities

The proposed fundamental investment restriction of each applicable Fund would state that the Fund may not: “issue senior securities to the extent such issuance would violate the Investment Company Act.”

For Total Return Fund, it is also proposed that the fundamental policy in BlackRock Bond Fund’s bylaws relating to borrowing and the issuance of senior securities be replaced with the proposed fundamental investment restriction set out above, subject to approval of Proposal 5 by Total Return Fund’s shareholders, in addition to the proposed fundamental restriction regarding borrowing described above under Proposal 1.C.

Rationale

All mutual funds are required to have a fundamental policy regarding the issuance of senior securities. The Investment Company Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.

The sole change in the proposed investment restriction for each Fund other than CoreAlpha Bond Fund and CoreAlpha Bond Master is to reference to the “Investment Company Act,” rather than “applicable law.” This change is intended to provide greater specificity as to any potential limitations on the ability of each Fund to issue senior securities.

For CoreAlpha Bond Fund and CoreAlpha Bond Master, the proposed fundamental investment restriction is substantially similar to the current investment restriction in the flexibility it provides to CoreAlpha Bond and CoreAlpha Bond Master with respect to the issuance of senior securities because, as noted above, the reference to the “Investment Company Act” in the proposed investment restriction will include the rules, regulations and any orders obtained thereunder. However, the proposed investment restriction would allow for greater flexibility with respect to the issuance of senior securities to the extent the Investment Company Act, including any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority, provides such greater flexibility in the future. In addition, the proposed investment restriction is intended to align CoreAlpha Bond Fund’s and CoreAlpha Bond Master’s fundamental restriction regarding the issuance of senior securities with that of certain other BlackRock-advised Funds.

Proposals 1.E. and 2.E.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Real Estate.

Funds affected: all Funds

The Board of each Fund has proposed that shareholders of the applicable Fund approve an amendment to the fundamental investment restriction regarding investing in real estate.

Current Fundamental Investment Restriction Regarding Investing in Real Estate

The following table sets out each applicable Fund’s current fundamental investment restriction regarding investing in real estate:

Applicable Funds	Current Fundamental Investment Restriction
BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series S Portfolio, BlackRock Tactical Opportunities Fund, BlackRock Core Bond Portfolio, BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio	The Fund may not purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

BlackRock Total Return Fund, BlackRock Long-Horizon Equity Fund, BlackRock Strategic Global Bond Fund, Inc., BlackRock U.S. Mortgage Portfolio and Master Total Return Portfolio	The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

BlackRock Global Long/Short Credit Fund	The Fund may not purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

BlackRock CoreAlpha Bond Fund and CoreAlpha Bond Master Portfolio	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Proposed Fundamental Investment Restriction Regarding Investing in Real Estate

The proposed investment restriction of each Fund would state that the Fund may not: “purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.”

Rationale

The Investment Company Act does not prohibit a fund from owning real estate or investing in real estate mortgage loans; however, a fund is limited in the amount of illiquid assets it may purchase by Rule 22e-4 under the Investment Company Act (real estate may be considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities.

Currently, each Fund is not permitted to purchase or sell real estate, but it may invest in certain real estate-related securities. As a general rule, each Fund currently does not intend to purchase or sell real estate. However, each Fund wishes to preserve the flexibility to invest in certain real estate-related securities consistent with its investment objective and strategies. The proposed investment restriction would allow each Fund to invest in a potentially greater universe of real estate-related securities than the current investment restriction by permitting investments in securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business. In addition, the proposed investment restriction would permit each Fund to purchase and hold real estate as a result of the ownership of securities or other instruments.

Proposals 1.F. and 2.F.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Underwriting and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.

Funds affected: all Funds

The Board of each Fund has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding underwriting and, in the case of Total Return Fund, an amendment to the bylaws of BlackRock Bond Fund to make conforming changes to the corresponding fundamental policy in the bylaws, subject to approval of Proposal 5 by Total Return Fund’s shareholders.

Current Fundamental Investment Restriction Regarding Underwriting

The following table sets out each applicable Fund’s current fundamental investment restriction regarding underwriting:

Applicable Funds	Current Fundamental Investment Restriction
BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series S Portfolio, BlackRock Tactical Opportunities Fund, BlackRock Core Bond Portfolio, BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio	The Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

BlackRock Total Return Fund, BlackRock Long-Horizon Equity Fund, BlackRock Strategic Global Bond Fund, Inc., BlackRock U.S. Mortgage Portfolio and Master Total Return Portfolio	The Fund may not underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

BlackRock Global Long/Short Credit Fund	The Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

BlackRock CoreAlpha Bond Fund and CoreAlpha Bond Master Portfolio	The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

In addition, the bylaws of BlackRock Bond Fund state that it is a fundamental policy of BlackRock Bond Fund not to underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities.

Proposed Fundamental Investment Restriction Regarding Underwriting

The proposed fundamental investment restriction of each Fund would state that the Fund may not: “underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.”

For Total Return Fund, it is also proposed that the fundamental policy in BlackRock Bond Fund’s bylaws relating to underwriting be replaced with the proposed fundamental investment restriction regarding underwriting set out above, subject to approval of Proposal 5 by Total Return Fund’s shareholders.

Rationale

All mutual funds are required to have a fundamental policy regarding engaging in the business of underwriting the securities of other issuers. The Investment Company Act permits a fund to engage in the business of underwriting securities within certain limits. Under its current investment restriction, each Fund is prohibited from underwriting securities issued by others, subject to certain exceptions which vary by Fund. The proposed investment restriction would permit each Fund to underwrite the securities of other issuers to the fullest extent permitted by applicable law, and thus would give each Fund greater flexibility to respond to future investment opportunities, subject to its investment objective and strategies.

The current investment restrictions permit certain Funds to sell portfolio securities, even if the Fund technically may be deemed an underwriter under the Securities Act. This exception refers to a technical provision of the Securities Act which deems certain persons to be “underwriters” if they purchase a security from the issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause a Fund to be engaged in the business of underwriting, the proposed investment restriction would be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether it may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to the extent a Fund invests in restricted securities.

Proposals 1.G. and 2.G.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Commodities.

Funds affected: all Funds

The Board of each Fund has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding investing in commodities.

Current Fundamental Investment Restriction Regarding Investing in Commodities

The following table sets out each applicable Fund’s current fundamental investment restriction regarding investing in commodities:

Applicable Funds	Current Fundamental Investment Restriction(s)

BATS: Series C Portfolio, BATS: Series M Portfolio,

BATS: Series S Portfolio, BlackRock Tactical Opportunities Fund,

BlackRock Core Bond Portfolio, BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio and BlackRock Low Duration Bond Portfolio

The Fund may not purchase or sell commodities except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

Applicable Funds	Current Fundamental Investment Restriction(s)
BlackRock Total Return Fund, BlackRock Global Long/Short Credit Fund, BlackRock Long-Horizon Equity Fund, BlackRock Strategic Global Bond Fund, Inc., BlackRock U.S. Mortgage Portfolio and Master Total Return Portfolio	The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

For BlackRock Strategic Income Opportunities Portfolio	The Fund may not purchase or sell commodities except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options, to the extent permitted by applicable law.

BlackRock CoreAlpha Bond Fund and CoreAlpha Bond Master Portfolio	The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Proposed Fundamental Investment Restriction Regarding Investing in Commodities

The proposed fundamental investment restriction of each Fund would state that the Fund may not: “purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.”

Rationale

The Investment Company Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

The current investment restriction of certain Funds requires that the Fund’s purchase and sale of commodities or contracts on commodities not cause it to have to register as a commodity pool operator (“CPO”) under the Commodity Exchange Act. Under the current rules of the Commodity Futures Trading Commission (“CFTC”), BlackRock, as the investment adviser, and not the Fund, would be the entity required to register as a CPO to the extent a Fund’s commodity investments exceeded certain thresholds. The proposed investment restriction removes the outdated reference to a Fund potentially being required to register as a CPO as a result of its commodity investments. BlackRock would register as a CPO with respect to a Fund if the Fund’s commodity investments require BlackRock to so register under applicable CFTC rules. The proposed investment restriction also references the “Investment Company Act,” rather than “applicable law,” to provide greater specificity as to any potential limitations on each Fund’s ability to purchase or sell commodities and commodity contracts.

As noted below in connection with Proposal 1.K., certain Funds are also seeking shareholder approval to eliminate a separate fundamental investment restriction regarding purchasing commodities contracts and investing in oil, gas or mineral exploration or development programs.

Proposals 1.H. and 2.H.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Lending and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.

Funds affected: all Funds

The Board of each Fund has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding lending and, in the case of Total Return Fund, an amendment to the bylaws of BlackRock Bond Fund to make conforming changes to the corresponding fundamental policy in the bylaws, subject to approval of Proposal 5 by Total Return Fund’s shareholders.

Current Fundamental Investment Restriction Regarding Lending

The following table sets out each applicable Fund’s current fundamental investment restriction regarding lending:

Applicable Funds	Current Fundamental Investment Restriction
BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series S Portfolio, BlackRock Tactical Opportunities Fund, BlackRock Core Bond Portfolio, BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio	The Fund may not make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

BlackRock Total Return Fund, BlackRock Strategic Global Bond Fund, Inc. and Master Total Return Portfolio	The Fund may not make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time.

Applicable Funds	Current Fundamental Investment Restriction
BlackRock Global Long/Short Credit Fund	The Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law, and (d) loans to affiliates of the Fund to the extent permitted by law.

BlackRock CoreAlpha Bond Fund and CoreAlpha Bond Master Portfolio	The Fund may not make loans to other parties, except to the extent permitted under the Investment Company Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

BlackRock Long-Horizon Equity Fund and BlackRock U.S. Mortgage Portfolio	The Fund may not make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan; (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Registration Statement, as it may be amended from time to time; and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

In addition, the bylaws of BlackRock Bond Fund state that it is a fundamental policy of BlackRock Bond Fund not to:

1.

make loans, except to lend portfolio securities as provided immediately below and except through the purchase of obligations in private placements (the purchase of publicly-traded obligations not being considered the making of a loan).

2.

lend portfolio securities of any series of BlackRock Bond Fund in excess of 20% of the total assets of such series, taken at market value at the time of the loan, and provided that such loans shall be made in accordance with guidelines set forth in the BlackRock Bond Fund’s bylaws.

Proposed Fundamental Investment Restriction Regarding Lending

The proposed fundamental investment restriction of each Fund would state that the Fund may not: “make loans to the extent prohibited by the Investment Company Act.”

For Total Return Fund, it is also proposed that the fundamental policies in BlackRock Bond Fund’s bylaws relating to lending be replaced with the proposed fundamental investment restriction regarding lending set out above, subject to approval of Proposal 5 by Total Return Fund’s shareholders.

Rationale

The Investment Company Act does not prohibit a fund from making loans; however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

Each Fund’s current fundamental restriction regarding lending generally prohibits the making of loans, but specifies that investments in certain debt instruments, repurchase agreements and similar instruments, as applicable, and the lending of portfolio securities are not subject to the restriction. The proposed investment restriction will permit each Fund to make loans, unless prohibited by the Investment Company Act, thus providing potentially greater flexibility. Making loans involves risks. In determining whether to make a direct loan, a Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. Among other things, in making a direct loan, a Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject a Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of a Fund to dispose of a direct loan and/or to value the direct loan. If Proposals 1.H. and 2.H., as applicable, are approved by shareholders of Total Return Fund, Master Total Return, BlackRock Global Long/Short Credit Fund, BlackRock Strategic Income Opportunities Portfolio and BlackRock Strategic Global Bond Fund, Inc., such Funds may utilize the additional flexibility provided by the proposed investment restriction to engage in direct lending in the near term.

Each Fund, except BlackRock CoreAlpha Bond Fund, CoreAlpha Bond Master Portfolio, BlackRock Global Long/Short Credit Fund and BlackRock U.S. Mortgage Portfolio, is not permitted to lend through the Interfund Lending Program under its current investment restriction, but, subject to prior Board approval to participate as lenders in the Interfund Lending Program, would be permitted to lend through the Interfund Lending Program under the proposed investment restriction regarding lending. Under the Interfund Lending Program, the Funds would be able to lend money for temporary purposes directly to certain other BlackRock-advised Funds. All Interfund Loans would consist only of uninvested cash reserves that the lending BlackRock-advised Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. The Board of each Fund believes that the ability to borrow and lend between and among the BlackRock-advised Funds, subject to compliance policies and procedures designed to ensure compliance with the terms and conditions of the IFL Order, would benefit both the borrower and lender. The Board of each Fund believes that short-term cash loans made directly to other BlackRock-advised Funds could earn interest at a rate higher than the Funds otherwise would obtain from investing its cash in repurchase agreements or certain other short-term money market instruments.

The current fundamental restriction regarding lending of each of BlackRock CoreAlpha Bond Fund, CoreAlpha Bond Master Portfolio and BlackRock U.S. Mortgage Portfolio provides an additional exception for loans permitted by a Commission exemptive order. BlackRock Global

Long/Short Credit Fund’s current fundamental restriction regarding lending provides an exception for loans to affiliates of the Fund to the extent permitted by law. Such exceptions currently permits each of BlackRock CoreAlpha Bond Fund, CoreAlpha Bond Master Portfolio, BlackRock Global Long/Short Credit Fund and BlackRock U.S. Mortgage Portfolio to lend money to certain other BlackRock-advised through the Interfund Lending Program. The proposed investment restriction would not affect such Funds’ ability to lend money through the Interfund Lending Program.

Proposals 1.I. and 2.I.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Diversification.

Funds affected:

BlackRock Tactical Opportunities Fund

BlackRock Global Long/Short Credit Fund

BlackRock Core Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock CoreAlpha Bond Fund

CoreAlpha Bond Master Portfolio

The Board of each applicable Fund has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding diversification.

Current Fundamental Investment Restriction Regarding Diversification

The following table sets out each applicable Fund’s current fundamental investment restriction regarding diversification:

Applicable Funds	Current Fundamental Investment Restriction
BlackRock Tactical Opportunities Fund, BlackRock Global Long/Short Credit Fund, BlackRock Core Bond Portfolio, BlackRock GNMA Portfolio and BlackRock Low Duration Bond Portfolio	The Fund may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the registrant of which the Fund is a series, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

BlackRock CoreAlpha Bond Fund and CoreAlpha Bond Master Portfolio	The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

Proposed Fundamental Investment Restriction Regarding Diversification

The proposed fundamental investment restriction of each applicable Fund would state that the Fund may not: “make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.”

Rationale

The Investment Company Act requires each management investment company to state whether it is “diversified” or “non-diversified,” as those terms are defined in the Investment Company Act. Under the Investment Company Act, a “diversified company” must meet the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer. A “non-diversified company” means any management investment company other than a diversified company.

No change is being made to each applicable Fund’s designation as a diversified company. Each applicable Fund’s existing current investment restriction regarding diversification generally reflects the Investment Company Act as it is in effect today. The proposed investment restriction would directly tie each applicable Fund’s policy to the Investment Company Act definition of “diversified company.” Further, if the requirements for diversification under the Investment Company Act were to change, each applicable Fund would be able to take advantage of that change without seeking shareholder approval.

Proposals 1.J. and 2.J.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Elimination of Such Fundamental Investment Restriction.

Funds affected:

BATS: Series C Portfolio

BATS: Series M Portfolio

BATS: Series S Portfolio

BlackRock Total Return Fund

BlackRock Tactical Opportunities Fund

BlackRock Core Bond Portfolio

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Long-Horizon Equity Fund

BlackRock Strategic Global Bond Fund, Inc.

BlackRock U.S. Mortgage Portfolio

Master Total Return Portfolio

The Board of each applicable Fund has proposed that shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing for the purpose of exercising control or management and, in the case of Total Return Fund, an amendment to the bylaws of BlackRock Bond Fund to eliminate the corresponding fundamental policy from the bylaws.

Current Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management

The following table sets out each applicable Fund’s current fundamental investment restriction regarding investing for the purpose of exercising control or management:

Applicable Funds	Current Fundamental Investment Restriction
BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series S Portfolio, BlackRock Tactical Opportunities Fund, BlackRock Core Bond Portfolio, BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio	The Fund may not purchase securities of companies for the purpose of exercising control.

BlackRock Long-Horizon Equity Fund	The Fund may not make investments for the purpose of exercising control or management. Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

BlackRock Total Return Fund, BlackRock Strategic Global Bond Fund, Inc., BlackRock U.S. Mortgage Portfolio and Master Total Return Portfolio	The Fund may not make investments for the purpose of exercising control or management.

In addition, the bylaws of BlackRock Bond Fund state that it is a fundamental policy of BlackRock Bond Fund not to make investments for the purpose of exercising control over, or management of, any issuer.

Rationale

There is no requirement under the Investment Company Act that a fund have a fundamental restriction regarding investing for the purpose of exercising control or management. The fundamental restriction was derived from state laws that have been preempted by the federal securities laws. In order to maximize the investment flexibility of each Fund, this restriction is proposed to be eliminated.

Proposal 1.K.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Purchasing Commodities Contracts and Investing in Oil, Gas or Mineral Exploration or Development Programs.

Funds affected:

BATS: Series C Portfolio

BATS: Series M Portfolio

BATS: Series S Portfolio

BlackRock Tactical Opportunities Fund

BlackRock Core Bond Portfolio

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

The Board of each applicable Fund has proposed that shareholders of the Fund approve the elimination of the fundamental investment restriction regarding purchasing commodities contracts and investing in oil, gas or mineral exploration or development programs.

Current Fundamental Investment Restriction Regarding Purchasing Commodities Contracts and Investing in Oil, Gas or Mineral Exploration or Development Programs

Under each applicable Fund’s current fundamental investment restriction regarding purchasing commodities contracts and investing in oil, gas or mineral exploration or development program, the Fund may not purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

Rationale

The Investment Company Act does not prohibit a fund from purchasing commodities contracts. The risks of purchasing commodities contracts are generally similar to those of purchasing commodities, which are discussed above in connection with Proposal 1.G.

With respect to investing in oil, gas or mineral explorations or development programs, this fundamental investment restriction was originally adopted to comply with certain state securities laws and regulations that have since been preempted by the federal securities laws. Therefore, eliminating this investment restriction will provide an applicable Fund with additional investment flexibility to engage in otherwise permissible activities. Investments in oil, gas, and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments, entail certain risks, including price volatility, risks of political and social disturbances, and foreign risks such as the existence of multinational cartels and competition. To the extent that an applicable Fund were to ever invest in such programs, it would remain subject to any applicable Investment Company Act limitations, including limits on the Fund’s ability to purchase illiquid or restricted securities in Rule 22e-4 under the Investment Company Act.

Proposal 1.L.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Acquiring Other Investment Companies.

Funds affected:

BATS: Series C Portfolio

BATS: Series M Portfolio

BATS: Series S Portfolio

BlackRock Tactical Opportunities Fund

BlackRock Core Bond Portfolio

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

The Board of each applicable Fund has proposed that shareholders of the Fund approve the elimination of the fundamental investment restriction regarding acquiring other investment companies.

Current Fundamental Investment Restriction Regarding Acquiring Other Investment Companies

Under each applicable Fund’s current fundamental investment restriction regarding acquiring other investment companies, the Fund may not acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act.

Rationale

Each applicable Fund’s fundamental investment restriction regarding investing in other investment companies was based on requirements no longer applicable to open-end funds. Moreover, in the absence of this policy, each applicable Fund is still subject to the limitations on investments in other investment companies imposed on all open-end funds under Section 12(d) of the Investment Company Act and the rules thereunder. In general, under Section 12(d)(1)(A) of the Investment Company Act, an investment company (“Acquiring Fund”) cannot acquire shares of another investment company (“Acquired Fund”) if, after the acquisition, (i) the Acquiring Fund would own more than 3% of the Acquired Fund’s securities; (ii) more than 5% of the total assets of the Acquiring Fund would be invested in the Acquired Fund; and (iii) more than 10% of the total assets of the Acquiring Fund would be invested in other investment companies (including the Acquired Fund). Therefore, eliminating this fundamental investment restriction will provide a Fund with additional investment flexibility to engage in otherwise permissible activities under the Investment Company Act, which was already reflected in the current fundamental investment restriction. To the extent a Fund invests a portion of its assets in shares of other investment companies, the Fund also will generally bear its proportionate share of the fees and expenses incurred by the purchased investment company in addition to its own expenses.

Proposal 1.M.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Writing and Selling Options, Straddles and Spreads.

Funds affected:

BATS: Series C Portfolio

BATS: Series M Portfolio

BATS: Series S Portfolio

BlackRock Tactical Opportunities Fund

BlackRock Core Bond Portfolio

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

The Board of each applicable Fund has proposed that shareholders of the Fund approve the elimination of the fundamental investment restriction regarding writing and selling options, straddles and spreads.

Current Fundamental Investment Restriction Regarding Writing and Selling Options, Straddles and Spreads

The following table sets out each Fund’s current fundamental investment restriction regarding writing and selling options, straddles and spreads:

Applicable Funds	Current Fundamental Investment Restriction
BATS: Series C Portfolio, BATS: Series M Portfolio and BATS: Series S Portfolio	The Fund may not write or sell put and interest rate options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and currencies.

BlackRock Tactical Opportunities Fund, BlackRock Core Bond Portfolio, BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio and BlackRock Low Duration Bond Portfolio	The Fund may not write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

BlackRock Strategic Income Opportunities Portfolio	The Fund may not write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and currencies, to the extent permitted by applicable law.

Rationale

The Investment Company Act does not require a fund to adopt a fundamental investment restriction regarding investment in options, straddles and spreads, except to the extent that these transactions may result in the creation of senior securities. If each applicable Fund’s fundamental investment restriction regarding writing and selling options, straddles and spreads is eliminated, the Fund will remain subject to the Investment Company Act’s limitations on, and the Fund’s fundamental investment restriction regarding, the issuance of senior securities. Moreover, each Fund would make any investments in such instruments consistent with the disclosure in its prospectus and/or statement of additional information.

Proposal 1.N.—To Approve the Elimination of the Fundamental Investment Restriction Regarding the Purchase of Securities on Margin and Short Sales.

Funds affected:

BATS: Series C Portfolio

BATS: Series M Portfolio

BATS: Series S Portfolio

BlackRock Tactical Opportunities Fund

BlackRock Core Bond Portfolio

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

The Board of each applicable Fund has proposed that shareholders of the Fund approve the elimination of the fundamental investment restriction regarding the purchase of securities on margin and short sales.

Current Fundamental Investment Restriction Regarding the Purchase of Securities on Margin and Short Sales

Under each applicable Fund’s current fundamental investment restriction regarding the purchase of securities on margin and short sales, the Fund may not purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options or the Fund’s sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Rationale

A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus forgoing possible gains and/or selling at inopportune times, as well as incurring transaction costs. Under the Investment Company Act, a fund is restricted from making short sales unless the sale is “against the box” and the securities sold are segregated, or the fund’s obligation to deliver the securities sold short is “covered” by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made “against the box” if a fund sells a security it does not own in anticipation of a decline in market price. Losses from short sales can theoretically be unlimited, although, as noted above, under the Investment Company Act, a fund is required to “cover” its exposure under any short position. If Proposal 1.N. is approved by shareholders of BlackRock Inflation Protected Bond Portfolio, the Fund may utilize the additional flexibility provided by the elimination of the Fund’s current investment restriction to engage in short selling in the near term.

Mutual funds are not required to have a fundamental policy regarding engaging in short sales. Each applicable Fund believes this fundamental policy is unduly restrictive. There may be circumstances in which Fund management believes that a short sale is in the best interests of shareholders. If this fundamental policy is eliminated, each applicable Fund will be able to engage in short sales subject to the Fund’s other investment policies and applicable law. Each Fund would be permitted to engage in short selling or maintain short positions to the extent consistent with the disclosure in its prospectus and/or statement of additional information. Each applicable Fund will be subject to any limitations on engaging in short sales imposed by the Board or BlackRock from time to time, as well as the Fund’s other investment policies.

In addition, the Investment Company Act does not require that a fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money. For a discussion of those risks, please see Proposals 1.B and 1.C., as applicable. Each applicable Fund believes that this fundamental policy is unnecessary and may be unduly restrictive. The Funds’ ability to borrow is governed by the fundamental policy on borrowing discussed in Proposals 1.B. and 1.C., as applicable. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities is governed by the fundamental policy discussed in Proposal 1.B. and 1.D., as applicable. The applicable Funds believe that these other fundamental policies provide adequate protection with respect to purchasing securities on margin. If this fundamental policy is eliminated, the applicable funds will be permitted to purchase securities on margin subject to the Funds’ other investment policies and applicable law.

EACH FUND’S BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSALS 1.A. THROUGH 1.N., AS APPLICABLE. THE BOARD OF EACH OF BLACKROCK TOTAL RETURN FUND AND BLACKROCK COREALPHA BOND FUND ALSO RECOMMENDS THAT SHAREHOLDERS OF BLACKROCK TOTAL RETURN FUND AND BLACKROCK COREALPHA BOND FUND, RESPECTIVELY, PROVIDE VOTING INSTRUCTIONS “FOR” PROPOSALS 2.A. THROUGH 2.J., AS APPLICABLE.

PROPOSALS 3 AND 4 — TO APPROVE THE ELIMINATION OF THE NON-FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT OF EACH OF BLACKROCK COREALPHA BOND FUND AND COREALPHA BOND MASTER PORTFOLIO

SHAREHOLDERS OF BLACKROCK COREALPHA BOND FUND AND COREALPHA BOND MASTER PORTFOLIO VOTING SEPARATELY WITH RESPECT TO THEIR FUND

The purpose of Proposal 3 is to approve the elimination of the non-fundamental investment restriction regarding investing for the purpose of exercising control or management of each of BlackRock CoreAlpha Bond Fund (previously defined as “CoreAlpha Bond Fund”) and CoreAlpha Bond Master Portfolio (previously defined as “CoreAlpha Bond Master”), which non-fundamental restriction requires shareholder approval to be eliminated.

The purpose of Proposal 4 is to provide voting instructions to CoreAlpha Bond Fund with respect to how, as a beneficial owner of CoreAlpha Bond Master, CoreAlpha Bond Fund should vote in connection with the proposal to approve the elimination of the non-fundamental investment restriction regarding investing for the purpose of exercising control or management of CoreAlpha Bond Master, as contemplated by Proposal 3.

Current Non-Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management

Under each applicable Fund’s current non-fundament investment restriction regarding investing for the purpose of exercising control or management, the Fund may not make investments for the purpose of exercising control or management. Though this investment restriction is “non-fundamental,” the Board of each applicable Fund has adopted a policy whereby the Board agrees to not change or eliminate such investment restriction in the future without the approval of the holders of a majority of the Fund’s outstanding voting securities.

Rationale

There is no requirement under the Investment Company Act that a fund have a restriction on investing for the purpose of exercising control or management. In 2019, FDP BlackRock CoreAlpha Bond Fund (the “Target Fund”), formerly a series of FDP Series II, Inc., was reorganized into CoreAlpha Bond Fund. The Target Fund had a fundamental investment restriction against making investments for the purpose of exercising control or management. At the time of the reorganization, CoreAlpha Bond Fund did not have a corresponding investment restriction. In connection with the reorganization, CoreAlpha Bond Fund and CoreAlpha Bond Master each adopted a non-fundamental policy providing that it may not “make investments for the purpose of exercising control or management” effective upon the closing of the reorganization. In addition, the Board of each of CoreAlpha Bond and CoreAlpha Bond Master adopted a policy, effective upon the closing of the reorganization, whereby the Board agreed to not change or eliminate such investment restriction in the future without obtaining shareholder approval. In order to maximize the investment flexibility of each Fund, this restriction is proposed to be eliminated.

THE BOARD OF EACH OF COREALPHA BOND FUND AND COREALPHA BOND MASTER RECOMMENDS THAT SHAREHOLDERS OF THE APPLICABLE FUND VOTE “FOR” PROPOSAL 3. THE BOARD OF BLACKROCK COREALPHA BOND FUND ALSO RECOMMENDS THAT SHAREHOLDERS OF BLACKROCK COREALPHA BOND FUND, PROVIDE VOTING INSTRUCTIONS “FOR” PROPOSAL 4.

PROPOSAL 5 — TO APPROVE AN AMENDMENT TO THE BYLAWS OF

BLACKROCK BOND FUND, INC. TO REMOVE FUNDAMENTAL POLICIES AND

ALL REFERENCES THERETO

SHAREHOLDERS OF BLACKROCK TOTAL RETURN FUND VOTING

Article VIII, Section 1 and Exhibit E of the bylaws of BlackRock Bond Fund currently include fundamental policies of BlackRock Bond Fund and references to such fundamental policies. Currently, the sole series of BlackRock Bond Fund is BlackRock Total Return Fund (previously defined as “Total Return Fund”). Certain of these fundamental policies are stated in Total Return Fund’s statement of additional information.

BlackRock Bond Fund is not required to include its fundamental policies in its bylaws under the Investment Company Act or Maryland law. Accordingly, it is proposed that the bylaws of BlackRock Bond Fund be amended to remove fundamental policies of the series of BlackRock Bond Fund and all references thereto. Such amendment requires approval of shareholders of Total Return Fund.

As discussed above, Proposals 1.A., 1.C., 1.D., 1.F. and 1.H. include amendments to the bylaws of BlackRock Bond Fund to reflect the amendment or elimination of certain fundamental investment restrictions of Total Return Fund, subject to approval of Proposal 5 by Total Return Fund’s shareholders. In the event that Proposal 5 is approved by Total Return Fund’s shareholders in addition to Proposal 1, rather than BlackRock Bond Fund’s bylaws being amended pursuant to Proposals 1.A., 1.C., 1.D., 1.F. and 1.H., all fundamental policies of BlackRock Bond Fund and references thereto will be removed from the bylaws of BlackRock Bond Fund. If shareholders do not approve Proposals 1.A., 1.C., 1.D., 1.F. and/or 1.H. but do approve Proposal 5, the fundamental policies and references thereto will be removed from BlackRock Bond Fund’s bylaws. If shareholders of Total Return Fund do not approve Proposal 5 but do approve Proposals 1.A., 1.C., 1.D., 1.F. and/or 1.H., then BlackRock Bond Fund’s bylaws will be amended to reflect the amended fundamental investment restriction or the elimination of the fundamental investment restriction, as applicable. If none of Proposals 1.A., 1.C., 1.D., 1.F. and 1.H. and Proposal 5 is approved by Total Return Fund’s shareholders, no changes will be made to BlackRock Bond Fund’s bylaws.

THE BOARD OF BLACKROCK BOND FUND RECOMMENDS THAT SHAREHOLDERS OF TOTAL RETURN FUND VOTE “FOR” PROPOSAL 5.

PROPOSAL 6 — TO APPROVE A CHANGE IN BLACKROCK LONG-HORIZON

EQUITY FUND’S STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED AS SUCH

TERMS ARE DEFINED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS

AMENDED

SHAREHOLDERS OF BLACKROCK LONG-HORIZON EQUITY FUND VOTING

BlackRock Long-Horizon Equity Fund’s (previously defined as the “Long-Horizon Equity Fund”) Statement of Additional Information states that under its fundamental investment restrictions, Long-Horizon Equity Fund may not make any investment inconsistent with such Fund’s classification as a diversified company under the Investment Company Act. In order to be classified as diversified under the Investment Company Act, Long-Horizon Equity Fund is required to invest so that at least 75% of the value of such Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer. A fund that is classified as non-diversified under the Investment Company Act is not required to comply with these investment criteria. Because a non-diversified fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

BlackRock, Long-Horizon Equity Fund’s investment manager, and the Board of such Fund (the “Long-Horizon Equity Fund Board”) have reviewed such Fund’s investment objective, investment strategies and fundamental and non-fundamental investment policies. BlackRock and the Long-Horizon Equity Fund Board have determined that it is appropriate and advantageous to change such Fund’s diversification classification from diversified to non-diversified. This would be accomplished by eliminating Long-Horizon Equity Fund’s current fundamental investment restriction that such Fund may not make any investment inconsistent with such Fund’s classification as a diversified company under the Investment Company Act. Long-Horizon Equity Fund’s current diversification policy is fundamental, which means that it may not be changed without shareholder approval.

If Proposal 6 is approved, Long-Horizon Equity Fund will be classified as non-diversified. In conjunction with the diversification classification change, it is the intention of the Long-Horizon Equity Fund Board also to rename such Fund “BlackRock Unconstrained Equity Fund” and change such Fund’s investment objective, investment process, principal investment strategies, portfolio management team and benchmark index. The specific changes to Long-Horizon Equity Fund’s diversification classification, name, investment objective, investment process, principal investment strategies, portfolio management team and benchmark index are set out in the following table:

	Current	Proposed
Diversification Classification	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.	Eliminate current diversification policy under the Investment Company Act.

	Current	Proposed
Non-Fundamental Policy with respect to treatment of securities issued or guaranteed by the government of any one foreign country	In addition, as a non-fundamental policy that may be changed by the Board of Trustees and to the extent required by the Commission or its staff, the Fund will, for purposes of fundamental investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.	If Proposal 6 is approved, eliminate current non-fundamental policy with respect to the treatment of securities issued or guaranteed by the government of any one foreign country.
Fund Name	BlackRock Long-Horizon Equity Fund	BlackRock Unconstrained Equity Fund
Investment Objective	To provide high total investment return	To seek to achieve long-term capital growth
Investment Process	In making investment decisions, Fund management conducts bottom-up, company-specific, research to identify stocks it believes have the potential to produce attractive total returns over a long-term investment horizon. Fund management will consider a variety of factors in assessing stocks including business strategy, competitive advantages, industry structure, strength of management and equity valuation. Fund management may select stocks for the portfolio without regard to the presence or absence of the stock in the Fund’s benchmark, geographic location or market capitalization.	Investment decisions will be based on fundamental, company-specific research to identify and select equity and equity-related securities globally that, in the opinion of Fund management, have the potential to produce attractive long-term capital growth. Fund management research looks at a range of factors when selecting companies in which to invest including but not limited to an analysis of their competitive advantages, the impact of structural (such as economic, demographic or technological) changes, the quality of management teams and their financial discipline. In addition, BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment manager, seeks to screen out investments in certain issuers or industries based on certain environmental, social and governance (“ESG”) criteria determined by BlackRock. Such screening criteria may include (i) companies with exposure to controversial weapons, nuclear weapons, civilian firearms, tobacco, or specific fossil fuels beyond specified thresholds as determined by BlackRock and (ii) UN Global Compact violators. Notwithstanding the foregoing, the Fund may have indirect exposure (through derivatives and investments in other investment companies) to issuers that do not satisfy such screening criteria described above. BlackRock, in its sole discretion, may add or remove certain screening criteria from time to time without notice to shareholders.

	Current	Proposed
Principal Investment Strategies

The Fund seeks to achieve its investment objective through a fully managed investment policy utilizing global equity securities. For purposes of the Fund’s investment policies, equity securities include common stock, preferred stock, convertible securities, warrants, and securities and other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to the Fund’s shareholders.

The Fund seeks to achieve its objective by investing in equity securities of corporate issuers (which may include corporations, partnerships, trusts or other corporate-like entities) located around the world. The Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets

The Fund seeks to achieve its investment objective through a fully managed investment policy utilizing global equity securities. For purposes of the Fund’s investment policies, equity securities include common stock, preferred stock, convertible securities, warrants, and securities and other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities. This policy is a nonfundamental policy of the Fund and may not be changed without 60 days’ prior notice to the Fund’s shareholders.

The Fund seeks to achieve its investment objective by investing in equity securities of corporate issuers (which may include corporations, partnerships, trusts or other corporate-like entities) located around the world. The Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management

Current	Proposed

around the world that it believes will provide the best relative returns to meet the Fund’s objective. The Fund may invest in companies of any market capitalization.

The Fund may invest a portion of its assets in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein such as stock, bonds or convertible bonds issued by REITs. REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Fund may invest in both developed and emerging markets. In to look for investments in markets around the world that it believes will provide the best relative returns to meet the Fund’s investment objective. The Fund may invest in the securities of companies of any market capitalization. The Fund may also invest in Securities of emerging growth companies.

The Fund is actively managed using an unconstrained investment style (i.e., it will not take a benchmark index into account when selecting the Fund’s investments). Fund management, in its sole discretion, may invest in securities that are not included in the MSCI World Index. The Fund’s portfolio holdings are expected to deviate materially from the MSCI World Index. The Fund is not subject to any restrictions on the proportion of its assets that it must invest in any particular country, region or industry sector and may have exposure to a limited number of different investments, countries and/or sectors.

The Fund may use derivatives, including options, futures, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to effectively manage cash flows into or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index.

The Fund may invest a portion of its assets in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein such as stock, bonds or convertible bonds issued by real estate investment trusts (“REITs”). REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid

Current	Proposed

addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund may also invest in non-U.S. currencies. The Fund may underweight or overweight a currency based on the Fund management team’s outlook.

In addition to its 80% policy set out above, the Fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in cash investments if prospective equity returns are expected to be unattractive. Furthermore, for temporary defensive purposes and in case of unusually large cash inflows or redemptions, the Fund may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short term debt obligations of corporate issuers, certificates of deposit, bankers’ acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed-income securities. Temporary defensive positions may affect the Fund’s ability to achieve its investment objective.

The Fund may invest in indexed and inverse securities.

REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Fund may invest in both developed and emerging markets. In addition to investing in foreign securities, the Fund may manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. However, foreign exchange risk is not expected to be systematically hedged. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund may also invest in non-U.S. currencies.

The Fund may invest in indexed and inverse securities.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which means that it can invest more of its assets in fewer issuers than a diversified company.

	Current	Proposed
Benchmark	MSCI ACWI Index	MSCI World Index
Portfolio Managers	Andrew Wheatley-Hubbard and Molly Greenen	Alister Hibbert and Michael Constantis

If the proposed change to Long-Horizon Equity Fund’s diversification classification from diversified to non-diversified is approved by such Fund’s shareholders at the Meeting, the prospectus and statement of additional information of such Fund will be revised, as appropriate, to reflect the change in the diversification classification as well as the other changes described above. None of the changes above, with the exception of the change in diversification classification, require shareholder approval. All of such changes would take effect as soon as practicable following the Meeting.

In the event that Proposal 6 is not approved by the shareholders of Long-Horizon Equity Fund, such Fund’s diversification classification will not change and such Fund will continue to be managed in accordance with its current diversification classification. Any future changes to such Fund’s diversification classification will continue to require shareholder approval. In addition, the changes discussed above to the name, investment process, principal investment strategies, portfolio management team and benchmark index of Long-Horizon Equity Fund will not take effect if Proposal 6 is not approved because certain of these changes are incompatible with the current diversification classification of such Fund. In the event that Proposal 6 is not approved by Long-Horizon Equity Fund shareholders, BlackRock and the Long-Horizon Equity Fund Board may determine to make other changes to the investment process and investment strategies of such Fund, among other potential changes, that are compatible with its current diversification classification and do not require shareholder approval.

A supplement to Long-Horizon Equity Fund’s prospectus, dated [            ], 2021 (the “Supplement”), has been filed with the Commission and is available on the BlackRock website at www.blackrock.com. The Supplement, which includes further details regarding all of the changes to the Fund discussed above (subject to shareholder approval of Proposal 6) may be obtained free of charge by calling (800) 441-7762.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF LONG-HORIZON EQUITY FUND VOTE “FOR” PROPOSAL 6.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders for each Fund is required to take action at the Meeting with respect to the Fund. For each Fund except CoreAlpha Bond Fund and CoreAlpha Bond Master, a quorum consists of a majority of the Shares entitled to vote on any matter at a meeting present [in person] or by proxy. For CoreAlpha Bond Fund a quorum consists of holders of one-third of Shares entitled to vote [in person] or by proxy. For CoreAlpha Bond Master, a quorum consists of 30% of the outstanding interests. Votes cast by proxy or [in person] at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes in favor of a Proposal are not received from shareholders, the Meeting may be adjourned by the chairman of the Meeting to permit further solicitations of proxies from shareholders and to reconvene at the same or some other place. For each Fund except CoreAlpha Bond Fund, CoreAlpha Bond Master and BlackRock U.S. Mortgage Portfolio, any Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Meeting for up to 120 days after the Record Date. For each of CoreAlpha Bond Fund, CoreAlpha Bond Master and BlackRock U.S. Mortgage Portfolio, any Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Meeting for up to a reasonable time after the Record Date.

The vote required for the approval of each Proposal is a “vote of a majority of the outstanding voting securities” of each applicable Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act as the lesser of the vote of (i) 67% or more of the voting securities of the applicable Fund present at the Meeting, if the holders of more than 50% of such outstanding voting securities are present [in person] or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the applicable Fund.

Shareholders of Total Return Fund and CoreAlpha Bond Fund are being asked, in Proposal 2 and Proposal 4 as each relates to Master Total Return or CoreAlpha Bond Master, respectively, to provide voting instructions to Total Return Fund or CoreAlpha Bond Fund, with respect to how, as a beneficial owner of Master Total Return and CoreAlpha Bond Master, Total Return Fund and CoreAlpha Bond Fund should vote in connection with the proposals to approve the amendment or elimination of certain of Master Total Return Fund’s and CoreAlpha Bond Master’s fundamental and non-fundamental investment restrictions as contemplated by Proposal 2.A through 2.J. and Proposal 4, as applicable. Each of Total Return Fund and CoreAlpha Bond Fund will vote its interests in Master Total Return and CoreAlpha Bond Master, respectively, in accordance with the voting instructions received from its shareholders and will vote its interests in Master Total Return and CoreAlpha Bond Master with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other shareholders (this is called “proportional voting” or “echo voting”). Total Return Fund and CoreAlpha Bond Fund do not require that a specified number of shareholders submit voting instructions before each such Fund will vote its interests in Master Total Return and CoreAlpha Bond Master, respectively at the Meeting. Because each of Total Return Fund and CoreAlpha Bond Fund will use proportional voting to vote its interests in Master Total Return and CoreAlpha Bond Master, respectively, a small number of shareholders could determine how each of Total Return Fund and CoreAlpha Bond Fund votes if other shareholders fail to vote.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted and voting instructions will be submitted, as applicable, in accordance with the recommendation of the Boards “FOR” approval of Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6, as applicable.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. Shares held of record by broker-dealers as to which such authority has been granted shall be counted as present for purposes of determining whether the necessary quorum of shareholders of a Fund exists. Broker-dealer firms will not be permitted to grant voting authority with respect to shares for which no instructions have been received. Shares represented by proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum of that Fund. Abstentions and broker non-votes will not be counted as votes cast. Accordingly, abstentions and broker non-votes will have the same effect as a vote against a Proposal.

If you are a beneficial owner of a Fund’s shares held in street name (that is, if you hold your shares through a bank, broker or other financial institution), you may instruct your bank, broker or other financial institution of record how to vote your shares in favor of Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6, as applicable, and, if you are a shareholder of Total Return Fund and CoreAlpha Bond Fund, submit voting instructions for Proposal 2 and Proposal 4, as applicable, in one of four ways:

Voting via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form(s) provided by your broker, bank or other financial institution of record. Prior to logging on, you should read this Proxy Statement and have your voting instruction form(s) at hand.

Voting by Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form(s) provided by your broker, bank or other financial institution of record and following the automated touchtone voting directions. Prior to calling, you should read this Proxy Statement and have your voting instruction form(s) at hand.

Voting by Mail. If you received printed copies of this Proxy Statement by mail, you may vote by proxy by filling out the voting instruction form(s) provided by your broker, bank or other financial institution of record and sending it back in the postage paid envelope provided.

Voting [in Person]. You must request and obtain a legal proxy from the broker, bank or other financial institution of record that holds your shares if you wish to attend the Meeting and vote [in person]. A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing their bank, broker or other financial institution of record to execute a proxy to vote the shareholder’s shares at the Meeting as the shareholder has indicated.

If, at the Meeting, a validly executed proxy is submitted by a broker-dealer or record holder and no voting instructions are given, the shareholders represented by the proxy will be present for purposes of obtaining a quorum at the Meeting and the persons named as proxy holders will cast all votes entitled to be cast pursuant to that proxy and submit voting instructions with respect to that proxy, as applicable, “FOR” Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6.

ADDITIONAL INFORMATION

Investment Adviser, Principal Underwriter and Administrator

BlackRock is the investment adviser to the Funds. Total Return Fund and CoreAlpha Bond Fund invest all of their assets in Master Total Return and CoreAlpha Bond Master, respectively, and all portfolio management occurs at the level of Master Total Return and CoreAlpha Bond Master, respectively. Accordingly, each of Total Return Fund and CoreAlpha Bond Fund does not invest directly in portfolio securities and does not require investment advisory services. BlackRock’s principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809.

BlackRock Investments, LLC (“BRIL”) acts as the distributor of the shares of each Fund. The principal business address of BRIL is 40 East 52nd Street, New York, New York 10022.

BlackRock also serves as the administrator to each of [to come].

Voting Rights

The close of business on [    ], 2021 has been fixed as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Shareholders of each Fund may cast one vote for each share owned and a fractional vote for each fractional share owned on the Record Date.

Share and Class Information

As of the close of business on the Record Date, each of the Funds has the number of shares outstanding as set forth in Appendix C (the “Outstanding Shares”).

Ownership Information

Set forth on Appendix D are persons who, to the knowledge of each Fund, beneficially owned more than five percent of the outstanding shares of the Fund as of the Record Date.

[As of the Record Date, no Director or Trustee owned shares of the Funds.]

Expenses and Methods of Proxy Solicitation

With respect to all Funds other than Long-Horizon Equity Fund, it is anticipated that the total expenses of preparing, printing and mailing the proxy materials, soliciting and tabulating proxies, and related legal expenses will be approximately $7.95 million. These expenses will be borne by the applicable Funds. Costs that are borne by the applicable Funds collectively will be allocated among such Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

With respect to Long-Horizon Equity Fund, it is anticipated that the total expenses of preparing, printing and mailing the joint proxy statement, soliciting and tabulating proxies, and related legal expenses will be approximately $300,000, which will be shared equally by BlackRock and the Fund.

The Funds have retained Computershare Fund Services (“Computershare”), located at 2950 Express Drive South, Suite 210, Islandia, New York 11749, a professional proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies at an aggregate cost of approximately $2,360,000 for the Funds. Representatives of BlackRock and its affiliates may also solicit proxies.

Shareholder Meetings

Each Fund generally is not required to hold annual meetings of shareholders, and each Fund currently does not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the Investment Company Act or the Fund’s charter documents. The Bylaws of each Fund generally provide that a shareholder meeting may be called at any time by the Secretary of the Fund upon the request of a majority of Directors/Trustees of the Board of the Fund.

Shareholder Proposals

Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Fund within a reasonable time before the relevant Board’s solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund within a reasonable period of time before the relevant Board’s solicitation relating to such meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the applicable Fund, [100 Bellevue Parkway, Wilmington, Delaware 19809.]

Communications with the Board

Shareholders of a Fund who wish to send communications to the relevant Board or a specified Director/Trustee should submit the communication in writing to the attention of the Secretary of the applicable Fund at: 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Fund Secretary, identifying the correspondence as intended for the Board or a specified Director/Trustee.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of [BlackRock, 1 University Square Drive, Princeton, New Jersey 08540-6455], for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Please vote promptly by signing and dating the enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Boards of Directors/Trustees,

Janey Ahn Secretary of the Funds

Dated: [ ], 2021

APPENDIX A

Fundamental Investment Restriction Proposals and Funds Affected

Proposals 1.A. and 2.A.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Concentration and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.

Proposals 1.B. and 2.B.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing and the Issuance of Senior Securities.

Proposals 1.C. and 2.C.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.

Proposals 1.D. and 2.D.—To Approve the Amendment of the Fundamental Investment Restriction Regarding the Issuance of Senior Securities and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.

Proposals 1.E. and 2.E.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Real Estate.

Proposals 1.F. and 2.F.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Underwriting and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.

Proposals 1.G. and 2.G.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Commodities.

Proposals 1.H. and 2.H.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Lending and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.

Proposals 1.I. and 2.I.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Diversification.

Proposals 1.J. and 2.J.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Elimination of Such Fundamental Investment Restriction.

Proposal 1.K.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Purchasing Commodities Contracts and Investing in Oil, Gas or Mineral Exploration or Development Programs.

Proposal 1.L.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Acquiring Other Investment Companies.

Proposal 1.M.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Writing and Selling Options, Straddles and Spreads.

Proposal 1.N.—To Approve the Elimination of the Fundamental Investment Restriction Regarding the Purchase of Securities on Margin and Short Sales.

Proposal 1

Fund Name	1.A.	1.B.	1.C.	1.D.	1.E.	1.F.	1.G.	1.H.	1.I.	1.J.	1.K.	1.L.	1.M.	1.N.
BATS: Series C Portfolio	N/A	●	N/A	N/A	●	●	●	●	N/A	●	●	●	●	●

Fund Name	1.A.	1.B.	1.C.	1.D.	1.E.	1.F.	1.G.	1.H.	1.I.	1.J.	1.K.	1.L.	1.M.	1.N.
BATS: Series M Portfolio	N/A	●	N/A	N/A	●	●	●	●	N/A	●	●	●	●	●
BATS: Series S Portfolio	N/A	●	N/A	N/A	●	●	●	●	N/A	●	●	●	●	●
BlackRock Total Return Fund	●	N/A	●	●	●	●	●	●	N/A	●	N/A	N/A	N/A	N/A
BlackRock Tactical Opportunities Fund	●	●	N/A	N/A	●	●	●	●	●	●	●	●	●	●
BlackRock Global Long/Short Credit Fund	●	N/A	●	●	●	●	●	●	●	N/A	N/A	N/A	N/A	N/A
BlackRock Core Bond Portfolio	●	●	N/A	N/A	●	●	●	●	●	●	●	●	●	●
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	●	●	N/A	N/A	●	●	●	●	N/A	●	●	●	●	●
BlackRock GNMA Portfolio	●	●	N/A	N/A	●	●	●	●	●	●	●	●	●	●
BlackRock Inflation Protected Bond Portfolio	●	●	N/A	N/A	●	●	●	●	N/A	●	●	●	●	●
BlackRock Low Duration Bond Portfolio	●	●	N/A	N/A	●	●	●	●	●	●	●	●	●	●
BlackRock Strategic Income Opportunities Portfolio	●	●	N/A	N/A	●	●	●	●	N/A	●	●	●	●	N/A
BlackRock CoreAlpha Bond Fund	●	N/A	●	●	●	●	●	●	●	N/A	N/A	N/A	N/A	N/A
BlackRock Long-Horizon Equity Fund	●	N/A	●	●	●	●	●	●	N/A	●	N/A	N/A	N/A	N/A
BlackRock Strategic Global Bond Fund, Inc.	●	N/A	●	●	●	●	●	●	N/A	●	N/A	N/A	N/A	N/A

Fund Name	1.A.	1.B.	1.C.	1.D.	1.E.	1.F.	1.G.	1.H.	1.I.	1.J.	1.K.	1.L.	1.M.	1.N.
BlackRock U.S. Mortgage Portfolio	●	N/A	●	●	●	●	●	●	N/A	●	N/A	N/A	N/A	N/A
Master Total Return Portfolio	●	N/A	●	●	●	●	●	●	N/A	●	N/A	N/A	N/A	N/A
CoreAlpha Bond Master Portfolio	●	N/A	●	●	●	●	●	●	●	N/A	N/A	N/A	N/A	N/A
Proposal 2
Fund Name	2.A.	2.B.	2.C.	2.D.	2.E.	2.F.	2.G.	2.H.	2.I.	2.J.
BlackRock Total Return Fund	●	N/A	●	●	●	●	●	●	N/A	●
BlackRock CoreAlpha Bond Fund	●	N/A	●	●	●	●	●	●	●	N/A

APPENDIX B

List of Applicable Fundamental Investment Restrictions

The following is a list of the fundamental investment restrictions that will apply to each Fund if shareholders vote, and, if applicable, provide voting instructions, “FOR” Proposal 1 and Proposal 2, as applicable:

Under its fundamental investment restrictions, the Fund may not:

1.	All Funds Other than BlackRock U.S. Mortgage Portfolio: Concentrate its investments in a particular industry, as that term is used in the Investment Company Act.

BlackRock U.S. Mortgage Portfolio only: Concentrate its investments in a particular industry, as that term is used in the Investment Company Act; provided, that the Fund will invest at least 25% of its total assets in non-agency mortgage-backed securities, which for purposes of this investment restriction the Fund will treat as an industry or group of industries.

2.	Borrow money, except as permitted under the Investment Company Act.

3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.

Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage- related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.	Make loans to the extent prohibited by the Investment Company Act.

8.

All Funds Other than BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series S Portfolio, BlackRock Emerging Markets Flexible Dynamic Bond Portfolio BlackRock Inflation Protected Bond Portfolio, BlackRock Long-Horizon Equity Fund, BlackRock Strategic Global Bond Fund, Inc. and BlackRock Strategic Income Opportunities Portfolio: Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

B-1

APPENDIX C

Outstanding Shares

[to be provided in definitive proxy statement]

Fund Name	Class	Shares Outstanding on Record Date
BATS: Series C Portfolio
BATS: Series M Portfolio
BATS: Series S Portfolio
BlackRock Total Return Fund

BlackRock Tactical Opportunities Fund

BlackRock Global Long/Short Credit Fund

BlackRock Strategic Global Bond Fund, Inc.

BlackRock Core Bond Portfolio

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Long-Horizon Equity Fund

BlackRock Strategic Global Bond Fund, Inc.

BlackRock U.S. Mortgage Portfolio

Master Total Return Portfolio

CoreAlpha Bond Master Portfolio

C-1

APPENDIX D

5% Shareholder Ownership

[to be provided in definitive proxy statement]

As of the Record Date, to the best of each Fund’s knowledge, the following persons listed below beneficially owned more than 5% of the outstanding shares of the noted class of the Fund indicated:

Fund Name/Name of Class	Name	Address	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned (Name of Class)
BATS: Series C Portfolio

BATS: Series M Portfolio

BATS: Series S Portfolio

BlackRock Total Return Fund

BlackRock Tactical Opportunities Fund

BlackRock Global Long/Short Credit Fund

BlackRock Strategic Global Bond Fund, Inc.

BlackRock Core Bond Portfolio

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

D-1

BlackRock CoreAlpha Bond Fund

BlackRock Long-Horizon Equity Fund

BlackRock Strategic Global Bond Fund, Inc.

BlackRock U.S. Mortgage Portfolio

BlackRock U.S. Mortgage Portfolio

CoreAlpha Bond Master Portfolio

*	Indicates record holders that do not beneficially hold the shares.

D-2